[GRAPHIC OMMITTED]


                                            REPUBLIC
                                       FIXED INCOME FUND


                                             REPUBLIC
                                         NEW YORK TAX-FREE
                                             BOND FUND


                                       REPUBLIC EQUITY FUND
SEMI-ANNUAL REPORT
------------------
APRIL 30, 1999
                                             REPUBLIC
                                       INTERNATIONAL EQUITY
                                               FUND


                                             REPUBLIC
                                       SMALL CAP EQUITY FUND


                                  [logo] REPUBLIC FAMILY OF FUNDS

REPUBLIC FUNDS

SEMI-ANNUAL REPORT - APRIL 30, 1999 (UNAUDITED)

TABLE OF CONTENTS
                                                                   PAGE

President's Message ...........................................      1
Commentary from the Investment Adviser ........................      2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY FUND
Schedules of Investments ......................................      9
Statements of Assets and Liabilities ..........................     19
Statements of Operations ......................................     21
Statements of Changes in Net Assets ...........................     22

REPUBLIC ADVISOR FUNDS TRUST
REPUBLIC FIXED INCOME FUND, REPUBLIC INTERNATIONAL EQUITY FUND AND REPUBLIC SMALL CAP EQUITY FUND
Statements of Assets and Liabilities ..........................     24
Statements of Operations ......................................     25
Statements of Changes in Net Assets ...........................     27
Notes to Financial Statements .................................     30
Financial Highlights ..........................................     40

REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY PORTFOLIO, REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedules of Investments ......................................     51
Statements of Assets and Liabilities ..........................     74
Statements of Operations ......................................     75
Statements of Changes in Net Assets ...........................     76
Notes to Financial Statements .................................     79
Financial Highlights ..........................................     86

PRESIDENT'S MESSAGE

                                                                     June 1999

DEAR SHAREHOLDER:

    We are very pleased to present you with the semi-annual reports for the Republic Funds for the six months ended April 30, 1999.

    In this report we have provided you with a commentary from the Investment Adviser, Republic National Bank of New York. We hope you find this commentary and accompanying financial summaries informative and as always we would be delighted to hear from you to answer any questions you might have or provide you with additional information.

    Financial statements, including portfolio holdings for the Republic Funds for the six months ended April 30, 1999 also follow. We look forward to servicing your financial needs and appreciate your continued support.

                                            Respectfully submitted,

                                        /s/ Walter B. Grimm

                                            Walter B. Grimm
                                            President

COMMENTARY FROM THE INVESTMENT ADVISER -
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW
    During the first six months of the fiscal year, the U.S. economy enjoyed the pleasant combination of real rapid growth and falling inflation. Powerful global deflationary forces overwhelmed any latent inflationary pressures that might have otherwise emerged as a result of strong domestic growth. Falling prices for oil, commodities and other traded goods fed directly into lower inflation, while increased import competition restricted the pricing power of U.S. companies. Inflation expectations remain the key to the outlook for monetary policy and, by default, the financial markets. There are several reasons to be optimistic about the long-run inflation outlook. Rapid growth in high-tech investment, combined with ongoing corporate restructuring, has led to marked improvement in productivity growth. Perhaps most important, the Federal Reserve is committed to keeping inflation low. Given that U.S. real interest rates remain high by comparison with other developed countries, the Fed is unlikely to take any action to raise interest rates in the absence of clear signs that inflation is rising. But, the case for higher interest rates could become irresistible if inflation increases even modestly and economic growth does not slow.

GLOBAL ECONOMIC REVIEW
    Although the global economy remains fragile, deflationary pressures appear to be abating and the economies of developing countries are showing signs of stabilizing. This improvement has occurred despite potentially disruptive events including the devaluation of the Brazilian Real and the introduction of the new Euro currency early in 1999. In Europe, fears that economic growth might continue slowing prompted the new European Central Bank to initiate its first ever cut in short-term interest rates in early April. This follows similar action by the Bank of England in February. Monetary authorities hope that this action, combined with the roughly 5% depreciation in the Euro currency during the first quarter, will stimulate consumption and export growth. This appears to be a low risk initiative given the stable inflation and the dampening effect of higher oil prices. Observers are awaiting signs that the massive government stimulus packages now in place in Japan will have the intended effect. Increased consumer spending is desperately needed but is being thwarted by high jobless numbers and a historically high savings rate. Emerging market economies are also stabilizing, helped by continued strength in the U.S. economy, higher oil prices benefiting oil-producing countries and quicker-than-expected improvement in Brazil's financial outlook following the currency devaluation. However, the global economy continues to be subject to risks from excess manufacturing capacity, potential vulnerability to the Kosovo crisis and the threat of renewed weakness in Japan.

MARKET ENVIRONMENT
    U.S. stocks continued their climb upward during the first half of the fiscal year. Highlighting the first six months was the Dow Jones Industrial Average surpassing the 10,000 level for the first time. Large capitalization issues continued to outpace smaller issues. Equity markets were supported by increased confidence in the economic outlook, stable interest rates and earnings reports generally in line with optimistic forecasts. International markets rebounded from a slow start in fiscal year 1998. Most Pacific Rim markets posted strong gains which more than offset lackluster performance of the European markets.

    U.S. fixed income markets saw a turn of events during the first half of the fiscal year. This reflected the further unwinding of the "flight to quality" mentality that overwhelmed the market for U.S. government issues as global equity markets collapsed in 1998 and signs that the U.S. economy was slowing less than expected. As further evidence of the return to more normal sector relationships, domestic corporate indices outperformed the government counterparts as yield spreads narrowed.

                     REPUBLIC NEW YORK TAX-FREE BOND FUND

    The Republic New York Tax-Free Bond Fund (the "Fund") Class Y (Adviser Shares) returned 1.53%(1) for the six months ended April 30, 1999, compared to 1.34% for the Lipper NY Municipal Bond Fund Index.(2) As of April 30, 1999, the Fund's duration (interest rate sensitivity) was 6.38 years(3) while the 30-day SEC yield for Adviser Shares was 4.08%.(1)

    Expectations for a continued decline in domestic yields were not realized during the first half of the fiscal year, as strong economic growth drove yields on most domestic fixed income assets classes to levels not seen since the Russian devaluation crisis in the summer of 1998. The market perception of the Federal Reserve's policy has shifted during this time from an easing bias to certainly neutral with an underlying bias to tighten. The municipal market held up better than the taxable market in the first quarter of 1999 due to a decline in origination and a healthy appetite from retail investors reinvesting large January coupon payments. The Fund continues to focus on the intermediate sector of the yield curve. This area of the yield curve underperformed the rest of the market in the first quarter as investors focused either on maximum yield in the 20+ year area of the curve or cautiously sought safety in the front end of the yield curve. Over time the intermediate area of the curve will produce the best returns.

(1) The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower.
(2) Lipper NY Municipal Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3) The composition of the portfolio is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             REPUBLIC EQUITY FUND

    The Republic Equity Fund (the "Fund") Class Y (Adviser Shares) returned 23.71% for the six months ended April 30, 1999, compared to 21.52% for the Lipper Growth Fund Index(1) and 22.53% for the Russell 1000 Index.(3)

    During the first six months, the Fund benefited from the strong performance of large capitalization stocks as the U.S. equity market continued its advance. U.S. interest rates appear to have stabilized and domestic inflation remains subdued while unemployment is near a thirty year low. All this makes for a confident consumer and a strong U.S. economy with expectations of 1999 GDP growth of approximately 3.6%. Within the large capitalization segment, growth issues outpaced value issues during the first six months of the fiscal year.

    As of April 30, 1999, the Fund's portfolio held 130 securities. The top sector weightings were approximately 14.6%, Consumer Products and Services, 22.0% Technology and Communications, 13.5% Banking & Finance and 5.6% Healthcare.(3)

(1) Lipper Growth Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(2) The Russell 1000 Value index measures the performance of those Russell 1000 securities with lower price to book ratios and lower forecasted growth values.
(3) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. (4)Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          REPUBLIC FIXED INCOME FUND

    The Republic Fixed Income Fund (the "Fund") returned 2.47% for the six months ended April 30, 1999, compared to 0.99% for the Lipper A Rated Bond Fund Index(1) and 0.73% for the Salomon Broad Bond Investment Grade Bond Index.(2) As of April 30, 1999, the Fund's 30-day SEC yield was 5.71%.

    During the last six months, the Fund benefited from strong performance in corporates and mortgages relative to Treasuries, continuing a trend that has been in place since the end of the "flight-to-quality" Treasury rally. The Fund maintains an overweight in both corporates and mortgages relative to the benchmark as yield spreads are still above long term averages, and trends in overall corporate credit quality and mortgage prepayment speeds remain favorable. As longer maturities remain attractive to lower yielding intermediaries, the Fund continues to have a modest yield-curve strategy involving an underweight in intermediaries in favor of longer maturities. Real interest rates in the U.S. remained at or above those prevailing in the other major industrialized countries and therefore the Fund continues to have no allocation to non-dollar securities within the portfolio.(3)

(1) Lipper A Rated Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(2) Salomon Broad Investment Grade Bond Index is an unmanaged market capitalization weighted index which includes fixed rate treasury, government sponsored, corporate and mortgage securities. All issues mature in one year and have at least $50 million face amount outstanding for entry into the Index.
(3) Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      REPUBLIC INTERNATIONAL EQUITY FUND

    The Republic International Equity Fund (the "Fund") returned 23.59% for the six months ended April 30, 1999, compared to 14.05% for the Lipper International Equity Fund Index(1) and 15.44% for the MSCI EAFE Index.(2)

    Japan continued on the road to recovery. The Japanese government's efforts to recapitalize the banking sector and stimulate the economy may have prevented the stock market's further decline. The Fund anticipates further consolidation and restructuring and greater earnings growth in Europe in the near term. With the advent of the Euro and the convergence of exchange rates, interest rates, and monetary policy, bottom-up stock selection will be critical and country and currency selection lose relevance. Compared to it's benchmark, the MSCI EAFE Index, the Fund remained most significantly underweighted in France, Switzerland, and the United Kingdom, and overweighted in Finland, Canada and Australia.(3)

    As of April 30, 1999, the Republic International Equity Portfolio (the "Portfolio"), in which the Fund invests all of its investable assets, was broadly diversified with 140 equity holdings representing 23 countries. The Portfolio's weightings by geographical region were as follows: Europe 51.9%, Japan 22.1%, Pacific Ex- Japan 4.5%, and 21.5% in other regions. The largest five holdings of the Portfolio represent 11.9% of the Portfolio and are as follows: Mannesmann AG (Germany: machinery & engineering), Nokia (Finland: telecommunications), Tokyo Electron Ltd. (Japan: electronic products), Deutsche Telekom (Germany: telecom services), Siemens AG (Germany: industrial & consumer products).(3)

(1) Lipper International Equity Fund Index is an equally weighted index composed of the 30 largest mutual funds in this investment objective.
(2) MSCI EAFE Index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices.
(3) Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

International investing involves increased risk and volatility.

                        REPUBLIC SMALL CAP EQUITY FUND

    The Republic Small Cap Equity Fund (the "Fund") returned 11.63% for the six months ended April 30, 1999, compared to 14.75% for the Lipper Small Company Fund Index(1) and 15.16% for the Russell 2000 Index.(2)

    The positive stock market momentum continued during the first six months of the fiscal year, although the U.S. equity market was characterized by further narrowing. Smaller stocks did not keep pace with the larger issues and value-oriented stocks lost ground to growth stocks across the capitalization spectrum, with the largest gap occurring at the small cap end of the market. The Technology, Energy, Leisure, retailing, Financial Services, and Special Services and Products sectors outperformed the market during this time frame, though individual stock performance varied significantly within each group.

    Looking forward, the Fund will continue to seek fundamentally strong companies to add to the portfolio and will maintain its long-term approach to equity investing. The focus on finding stocks with strong revenue and EPS growth, growth at a reasonable price and second-chance opportunities (stocks that have lost favor in the eyes of the investors but which still show sound fundamentals) will continue to be key to the Fund's small cap growth equity investment discipline. The environment of favorable corporate earnings, increasing productivity, and low inflation should continue to support equity markets. The Fund will continue to search for companies that can sustain their earnings growth.

    As of April 30, 1999, the Small Cap Equity Portfolio (the "Portfolio"), in which the Fund invests all of its investable assets, was broadly diversified in company securities. The top sector weightings were approximately 16.4% Computer Software & Services, 18.3% Business Services, 9.8% Telecommunications and 8.9% Medical, Health Technology & Services.(3)

(1) Lipper Small Company Fund Index is an equally weighted index composed of the 30 largest mutual funds in this investment objective.
(2) Russell 2000 Index is a broad index of equity securities of small capitalization U.S. companies.
(3) Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Small company funds typically carry additional risks since smaller companies generally have higher company specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger company stocks on average.

This material must be preceded or accompanied by a current prospectus.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
                                                                    RATINGS
PRINCIPAL                                                           MOODY'S/             VALUE
 AMOUNT    DESCRIPTION                                 MATURITY      S&P(c)             (NOTE 2)
 ------    -----------                                 --------      ------             --------
           NEW YORK MUNICIPAL
             OBLIGATIONS (94.6%) (a)
  500,000  Brookhaven, General Obligation, FGIC
             Insured, 5.500% ..................         10/1/12      Aaa/AAA            $  534,655
  250,000  Erie County, General Obligation -
             Series B, FGIC Insured, 5.375% ...         6/15/07      Aaa/AAA               268,263
  600,000  Essex County Industrial Development
             Agency Pollution Contr, 5.550% ...          1/1/14      A3/BBB-               632,370
  285,000  Metropolitan Transit Authority of
             New York, Transportation Facility
             Revenue - Series C-1, 5.750% .....          7/1/13     Baa1/BBB+              310,556
1,000,000  Metropolitan Transit Authority of
             New York, Transportation Facility
             Revenue - Series C-1, FGIC
             Insured, 5.250% ..................          7/1/17      Aaa/AAA             1,022,470
  100,000  Nassau County, General Obligation,
             MBIA Insured, 5.400% .............          5/1/11      Aaa/AAA               107,364
  575,000  Nassau County, Hofstra University,
             Revenue, MBIA Insured, 5.250% .             7/1/10      Aaa/AAA               610,679
1,000,000  New York City Housing Development
             Corporation, Multi Family, 5.750%          11/1/18      Aa2/AA              1,052,040
1,000,000  New York City Industrial Development
             Agency, Special Facilities,
             Revenue, Terminal One Group
             Project, AMT, 6.000% .............          1/1/15       A3/A               1,062,370
  750,000  New York City Municipal Water and
             Sewer Finance Authority, Revenue -
             Series A, 5.750% .................         6/15/16       A1/A                 802,793
  800,000  New York City, General Obligation -
             Series B, FGIC Insured ...........         10/1/22      Aaa/AAA               800,000
1,000,000  New York City, General Obligation -
             Series H, 6.000% .................          8/1/14       A3/A-              1,094,450
1,000,000  New York City, General Obligation -
             Series L, 5.875% .................          8/1/15       A3/A-              1,080,280
  375,000  New York State Dormitory Authority,
             Revenue, 6.250% ..................         5/15/17      A3/AAA                416,978
1,000,000  New York State Dormitory Authority,
             Revenue - Series A, AMBAC-TCRS
             Insured, 5.625% ..................          7/1/16      Aaa/AAA             1,096,289
1,000,000  New York State Dormitory Authority,
             Revenue, Court Faciliti, 5.625% ..         5/15/13      A3/BBB              1,039,880
1,000,000  New York State Dormitory Authority,
             Revenue, Department of Health,
             5.750% ...........................          7/1/17     Baa1/BBB+            1,050,420
  200,000  New York State Dormitory Authority,
             Revenue, Memorial Sloan Kettering
             Hospital, MBIA Insured, 5.250% ...          7/1/11      Aaa/AAA               211,138
  225,000  New York State Dormitory Authority,
             Revenue, Mental Health Service
             Facility - Series B, 6.500% ......         8/15/11       A3/A                 259,619
1,000,000  New York State Dormitory Authority,
             Revenue, Mental Health Services -
             Series B, 5.500% .................         8/15/17       A3/A-              1,034,740
1,000,000  New York State Dormitory Authority,
             Revenue, Rochester Institute of
             Technology, MBIA Insured, 5.300%            7/1/17      Aaa/AAA             1,028,520
1,000,000  New York State Dormitory Authority,
             Revenue, State Secured Hospital
             New York Downtown, 5.200% ........         2/15/13     Baa1/BBB+            1,017,530
  500,000  New York State Dormitory Authority,
             Revenue, State University,
             Educational Facilities, 5.750% ...         5/15/09       A3/A-                543,550
  250,000  New York State Dormitory Authority,
             Revenue, University Hospital, MBIA
             Insured, 5.500% ..................         11/1/11      Aaa/AAA               270,100
  500,000  New York State Environmental
             Facilities Corporation Polluti,
             6.00% ............................         6/15/12      Aaa/AAA               569,165
1,000,000  New York State Environmental
             Facilities Corporation Polluti,
             5.850% ...........................         1/15/15      Aaa/AAA             1,083,750
1,000,000  New York State Environmental
             Facilities Corporation Polluti,
             5.200% ...........................         6/15/18      Aaa/AAA             1,015,740
  300,000  New York State Housing Corporation,
             Revenue, 5.000% ..................         11/1/13       A1/AA                300,330
1,000,000  New York State Housing Finance
             Agency, Service Contract Obl,
             5.875% ...........................         9/15/14     Baa1/BBB+            1,060,810
1,000,000  New York State Local Government
             Assistance Corporation, Rev,
             6.000% ...........................          4/1/16       A3/A+              1,091,700
  380,000  New York State Medical Care
             Facilities, Revenue, Hospital &
             Nursing Home, 6.40% ..............         8/15/14      NR/AAA                413,527
1,000,000  New York State Mortgage Agency,
             Revenue, AMT, 5.60% ..............         10/1/14      Aa2/NR              1,040,520
1,000,000  New York State Mortgage Agency,
             Revenue, 5.375% ..................         10/1/17      Aa2/NR              1,016,770
1,000,000  New York State Thruway Authority
             Service Contract, Revenue, 5.875%           4/1/14      Baa1/NR             1,099,639
1,000,000  New York State Thruway Authority,
             FGIC Insured - Series A, 5.125%             4/1/11      Aaa/AAA             1,048,260
1,000,000  New York State Urban Development
             Corporation, Revenue, 5.750% .....          4/1/12     Baa1/BBB+            1,077,100
  500,000  New York State Urban Development
             Corporation, Revenue, 5.750% .....          4/1/12     Baa1/BBB+              545,065
  200,000  Oneida County, General Obligation,
             MBIA Insured, 5.625% .............          5/1/12      Aaa/AAA               214,010
  500,000  Port Authority of New York & New
             Jersey, Special Obligation,
             Revenue, JFK International
             Terminal, MBIA Insured, AMT, 5.75%         12/1/22      Aaa/AAA               535,395
  335,000  Suffolk County, General Obligation,
             FGIC Insured, 5.250% .............          8/1/12      Aaa/AAA               355,549
  420,000  Suffolk County, General Obligation,
             FGIC Insured, 5.250% .............          4/1/14      Aaa/AAA               445,250
  500,000  Triborough Bridge & Tunnel
             Authority, Revenue - Series A,
             5.125% ...........................          1/1/18      Aa3/A+                504,095
  200,000  Triborough Bridge & Tunnel
             Authority, Revenue - Series Y,
             6.000% ...........................          1/1/12      Aa3/A+                226,540
  400,000  Triborough Bridge & Tunnel
             Authority, Revenue - Series Y,
             5.500% ...........................          1/1/17      Aa1/A+                430,344
  250,000  Westchester County, General
             Obligation, 6.700% ...............        11/01/07      Aaa/AAA               294,400
                                                                                       -----------
           TOTAL NEW YORK MUNICIPAL OBLIGATIONS
             (COST $30,804,285) ................................................        31,715,013
                                                                                       -----------
           OTHER BONDS AND NOTES (3.2%) (a)
1,000,000  Puerto Rico Electric Power
             Authority, Revenue, 6.000% .......          7/1/14     Baa1/BBB+            1,087,950
                                                                                       -----------
           TOTAL OTHER BONDS AND NOTES
             (COST $1,026,119) .................................................         1,087,950
                                                                                       -----------
           SHORT-TERM INVESTMENTS (2.0%) (a)
  600,000  Babylon, New York, VRDN, IDA, AMT
             LOC - Union Bank of Switzerland AG         12/1/24      NR/AAA                600,000
   69,490  Provident New York Tax Free Money Fund .............        --                   69,490
                                                                                       -----------

           TOTAL SHORT-TERM INVESTMENTS
             (COST $669,490) ...................................................           669,490
                                                                                       -----------
TOTAL INVESTMENTS (COST $31,899,894) }D{ (99.8%)................................        33,472,453

OTHER ASSETS IN EXCESS OF LIABILITIES  (0.2%) ..................................            61,090
                                                                                       -----------
TOTAL NET ASSETS (100.0%) ......................................................       $33,533,543
                                                                                       ===========

(a) Percentages indicated are based on net assets at April 30, 1999.
(b) Approximately 28.98% of the municipal securities held by the Fund have credit enhancement features backing them, which the Fund relies on, such as letters of credit, insurance or guarantees. Without these credit enhancements features the securities may or may not meet the quality standards of the Fund.
(c) The Moody's or Standard & Poor's rating indicated is believed to be the most recent ratings available at April 30, 1999 for the securities listed. Rating are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not neccessarily represent what the agencies would ascribe to these securities at April 30, 1999. These ratings are unaudited.
(d) For Federal income tax purposes, the cost of securities owned at April 30, 1999 resulted in net unrealized depreciation of securities as follows:

        Gross unrealized appreciation .....................................  $1,577,143
        Gross unrealized depreciation ......................................     (4,584)
                                                                             ----------
        Net unrealized appreciation .......................................  $1,572,559
                                                                             ==========

AMBAC            -American Municipal Bond Assurance Corporation
AMT              -Interest on security is subject to Federal Alternative Minimum Tax
FGIC             -Federal Guaranty Insurance Corporation
IDA              -Industrial Development Agency
LOC              -Letter of Credit
MBIA             -Municipal Bond Insurance Association
VRDN             -Variable Rate Demand Note

                                                                                     NET UNREALIZED
                                                                                      APPRECIATION
                            NUMBER OF                              CONTRACT          (DEPRECIATION)
EXPIRATION DATE             CONTRACTS            CONTRACTS           VALUE            OF CONTRACTS
---------------             ---------            ---------           -----            ------------

Short Positions:
6/30/99                        15         Municipal Bond Index     1,847,813           $(16,334)

                      See notes to financial statements

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                                                      MARKET
DESCRIPTION                                                          SHARES            VALUE
-----------                                                          ------            -----

COMMON STOCK (94.3%)
AEROSPACE & AIRCRAFT (4.1%)

Lockheed Martin Corp. ........................................        114,900      $  4,947,881
Raytheon Co., Class B ........................................         61,500         4,320,375
United Technologies Corp. ....................................         17,500         2,535,313
                                                                                   ------------
                                                                                     11,803,569
                                                                                   ------------

BANKING & FINANCE (13.5%)
Associates First Capital Corp. ...............................         54,600         2,419,463
Bank of America Corp. ........................................         62,000         4,464,000
BankBoston Corp. .............................................         16,500           808,500
Chase Manhattan Corp. ........................................         69,100         5,718,024
Citigroup, Inc. ..............................................        111,300         8,375,324
First American Corp. .........................................          7,900           306,619
First Security Corp. .........................................         15,100           286,900
First Union Corp. ............................................         25,200         1,395,450
Fleet Financial Group, Inc. ..................................         38,100         1,640,681
Greenpoint Financial Corp. ...................................         28,900         1,011,500
Hibernia Corp. - Class A .....................................         25,800           343,463
Household International, Inc. ................................         49,200         2,475,375
MBNA Corp. ...................................................        137,000         3,861,688
PNC Bank Corp. ...............................................         24,700         1,429,513
Regions Financial Corp. ......................................          7,800           294,450
U.S. BanCorp .................................................         38,962         1,444,029
Wells Fargo & Co. ............................................         53,000         2,288,938
                                                                                   ------------
                                                                                     38,563,917
                                                                                   ------------

CHEMICALS (1.1%)
Dow Chemical Co. .............................................          3,600           472,275
Eastman Chemical Co. .........................................         16,800           935,550
Geon Co. .....................................................          8,400           257,250
Praxair, Inc. ................................................         28,200         1,459,350
                                                                                   ------------
                                                                                      3,124,425
                                                                                   ------------

COMMUNICATIONS (5.7%)
America Online, Inc. (b) .....................................          9,000         1,284,750
AT&T Corp. - Liberty Media'a' (b) ............................         69,000         4,407,375
CommScope, Inc. (b) ..........................................         26,366           642,671
Comverse Technology, Inc. (b) ................................         20,812         1,334,537
Corning, Inc. ................................................         59,500         3,406,375
Lucent Technologies, Inc. ....................................         47,400         2,849,925
Nextel Communications, Inc. - Class A (b) ....................         42,400         1,735,750
Nokia Corp. ..................................................         10,600           786,388
                                                                                   ------------
                                                                                     16,447,771
                                                                                   ------------

CONSTRUCTION & HOUSING (2.7%)
Armstrong World Industries, Inc. (b) .........................          2,200           120,450
Champion Enterprises, Inc. (b) ...............................         26,600           493,763
Comerica, Inc. ...............................................          3,500           227,719
Johnson Controls, Inc. .......................................         14,400         1,048,500
Lafarge Corp. ................................................         16,500           557,906
Martin Marietta Materials ....................................          8,900           550,131
Masco Corp. ..................................................         94,800         2,784,750
Southdown, Inc. ..............................................         17,444         1,117,506
USG Corp. ....................................................         15,900           928,163
                                                                                   ------------
                                                                                      7,828,888
                                                                                   ------------
CONSUMER MANUFACTURING (4.3%)
American Standard Companies (b) ..............................         31,200         1,427,400
Delphi Automotive Systems Corp. (b) ..........................         10,100           196,319
Fleetwood Enterprises, Inc. ..................................         13,800           340,688
General Electric Co. .........................................         55,400         5,844,699
Harley-Davidson, Inc. ........................................         48,000         2,862,000
Lear Corp. (b) ...............................................         36,400         1,669,850
                                                                                   ------------
                                                                                     12,340,956
                                                                                   ------------
CONSUMER PRODUCTS (6.8%)
Coca-Cola Co. ................................................         32,000         2,176,000
Colgate-Palmolive Co. ........................................         30,300         3,103,856
Dial Corp. ...................................................         15,700           533,800
Gillette Co. .................................................         53,500         2,792,031
Kimberly-Clark Corp. .........................................         51,100         3,133,069
Mattel, Inc. .................................................         10,400           269,100
Nabisco Holdings Corp. - Class A .............................         25,400           960,438
Philip Morris Cos., Inc. .....................................        102,100         3,579,881
Procter & Gamble Co. .........................................         12,000         1,125,750
Tyson Foods, Inc. - Class A ..................................         56,450         1,167,809
York International Corp. .....................................         18,900           779,625
                                                                                   ------------
                                                                                     19,621,359
                                                                                   ------------
CONSUMER SERVICES (7.8%)
Circuit City Stores, Inc. ....................................         27,800         1,709,700
Consolidated Stores Corp. ....................................         40,100         1,378,438
Dayton Hudson Corp. ..........................................         16,500         1,110,656
Food Lion, Inc. - Class A ....................................         69,200           709,300
Home Depot, Inc. .............................................         84,300         5,052,730
Kohl's Corp. .................................................         52,400         3,481,325
Kroger Co. ...................................................         46,200         2,509,238
Sears, Roebuck & Co. .........................................         25,100         1,154,600
Viad Corp. ...................................................         29,900           988,569
Wal-Mart Stores, Inc. ........................................         89,600         4,121,600
                                                                                   ------------
                                                                                     22,216,156
                                                                                   ------------
COSMETICS & TOILETRIES (1.3%)
Avon Products, Inc. ..........................................         69,200         3,758,425
                                                                                   ------------
ELECTRICAL SERVICES (2.0%)
CMS Energy Corp. .............................................         28,000         1,232,000
Entergy Corp. ................................................         79,500         2,484,375
PECO Energy Co. ..............................................         39,900         1,892,756
                                                                                   ------------
                                                                                      5,609,131
                                                                                   ------------
FARM PRODUCTS (0.5%)
IMC Global, Inc. .............................................         55,000         1,375,000
                                                                                   ------------
FOREST PRODUCTS (1.0%)
Champion International Corp. .................................         15,100           825,781
Fort James Corp. .............................................         53,600         2,036,800
Westvaco Corp. ...............................................          3,600           107,550
                                                                                   ------------
                                                                                      2,970,131
                                                                                   ------------
HEALTH CARE (5.4%)
Baxter International, Inc. ...................................         30,600         1,927,800
Beckman Coulter, Inc. ........................................          3,600           173,475
Bristol-Myers Squibb Co. .....................................         80,400         5,110,424
Covance, Inc. (b) ............................................         16,400           359,775
Medtronic, Inc. ..............................................         31,400         2,258,838
Pfizer, Inc. .................................................         25,400         2,922,587
St. Jude Medical, Inc. (b) ...................................         38,300         1,067,613
United HealthCare Corp. (b) ..................................         28,700         1,610,788
Vencor, Inc. (b) .............................................         32,200            28,175
Ventas, Inc. .................................................         32,200           144,900
                                                                                   ------------
                                                                                     15,604,375
                                                                                   ------------
INDUSTRIAL MACHINERIES & RELATED SERVICES (0.5%)
Harnischfeger Industries, Inc. ...............................         15,500           151,125
Illinois Tool Works ..........................................          8,500           654,500
Pentair, Inc. ................................................         16,100           756,700
                                                                                   ------------
                                                                                      1,562,325
                                                                                   ------------

INSURANCE (4.9%)
Aetna, Inc. ..................................................         45,200         3,963,475
American International Group .................................         27,500         3,229,531
AON Corp. ....................................................         51,250         3,510,625
CIGNA Corp. ..................................................         36,900         3,217,219
                                                                                   ------------
                                                                                     13,920,850
                                                                                   ------------
MULTI INDUSTRY COMPANIES (2.2%)
National Service Industries, Inc. ............................         14,900           580,169
TRW, Inc. ....................................................          5,400           226,463
Tyco International Ltd. ......................................         68,500         5,565,624
                                                                                   ------------
                                                                                      6,372,256
                                                                                   ------------
OIL & GAS (1.0%)
Lyondell Petro Chemical ......................................         43,700           852,150
MCN Energy Group, Inc. .......................................          6,900           137,569
Ultramar Diamond Shamrock Corp. ..............................         31,300           721,856
Unocal Corp. .................................................         28,000         1,163,750
                                                                                   ------------
                                                                                      2,875,325
                                                                                   ------------
PACKAGING & CONTAINERS (0.2%)
Crown Cork & Seal, Inc. ......................................         14,400           468,000
                                                                                   ------------
PHAMACEUTICALS (5.0%)
Allergan, Inc. ...............................................         14,400         1,294,200
Alza Corp. (b) ...............................................         52,900         1,775,456
Amgen, Inc. (b) ..............................................         13,200           810,975
Eli Lilly and Co. ............................................         16,500         1,214,813
Genzyme Corp. (b) ............................................         12,300           464,325
McKesson HBOC, Inc. ..........................................         37,210         1,302,350
Merck & Co., Inc. ............................................         40,000         2,810,000
Schering-Plough Corp. ........................................         98,300         4,749,119
                                                                                   ------------
                                                                                     14,421,238
                                                                                   ------------
PUBLISHING & PRINTING (0.0%)
New York Times Co. - Class A .................................          3,900           134,550
                                                                                   ------------
REFUSE SYSTEMS (0.9%)
Waste Management, Inc. .......................................         44,100         2,491,650
                                                                                   ------------
TECHNOLOGY (16.3%)
Advanced Micro Devices, Inc. (b) .............................         57,800           950,088
Altera Corp. (b) .............................................         37,600         2,716,600
Cisco Systems, Inc. (b) ......................................         59,550         6,792,422
Compaq Computer Corp. ........................................         31,000           691,688
Dell Computer Corp. (b) ......................................        130,000         5,354,375
Electronic Data Systems Corp. ................................         75,400         4,052,750
EMC Corp. (b) ................................................          7,200           784,350
First Data Corp. .............................................         63,700         2,703,269
Intel Corp. ..................................................         83,200         5,090,800
Microsoft Corp. (b) ..........................................         58,000         4,716,125
Solectron Corp. (b) ..........................................        102,000         4,947,000
W. W. Grainger, Inc, .........................................          6,800           341,275
Xerox Corp. ..................................................        125,400         7,367,249
                                                                                   ------------
                                                                                     46,507,991
                                                                                   ------------
TELECOMMUNICATION AND BROADCASTING (2.7%)
General Instrument Corp. (b) .................................         69,300         2,529,450
MCI WorldCom, Inc. ...........................................         62,300         5,120,281
                                                                                   ------------
                                                                                      7,649,731
                                                                                   ------------
TRANSPORTATION (4.4%)
Burlington Northern Santa Fe Corp. ...........................        152,000         5,567,000
FDX Corp. ....................................................         46,400         5,222,900
Norfolk Southern Corp. .......................................         55,800         1,823,963
                                                                                   ------------
                                                                                     12,613,863
                                                                                   ------------
TOTAL COMMON STOCK
  (COST $205,460,183) .......................................................       270,281,882
                                                                                   ------------
SHORT TERM INVESTMENTS (2.7%)
Dreyfus Cash Management Fund - Money Market Fund
  (Cost $7,755,242) ..........................................      7,755,242         7,755,242
                                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (COST $7,755,242) .........................................................         7,755,242
                                                                                   ------------
TOTAL INVESTMENTS (COST $213,215,425) (a) (97.0%)  ..........................       278,037,124

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%) ................................         8,720,169
                                                                                   ------------
TOTAL NET ASSETS (100.0%) ...................................................      $286,757,293
                                                                                   ============

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation ..........................  $73,465,761
        Unrealized depreciation ...........................  (8,565,426)
                                                            -----------
        Net unrealized apppreciation ......................  64,900,335
                                                            ===========

(b) Represents non income producing securities.
(c)  Percentages indicated are based on net assets of $286,757,293.

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS (D)

                                                                               UNREALIZED GAIN
                           NUMBER OF       EXPIRATION         CONTRACT           APPRECIATION
  CONTRACTS                CONTRACTS          DATE             VALUE             OF CONTRACTS
  ---------                ---------          ----             -----             ------------
S&P Future June 99             14            6/18/99         $4,677,750            $78,647

(d) All of the open financial futures contracts are collateralized by cash and cash equivalents.

                      See notes to financial statements

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
                                                                NEW YORK
                                                                TAX-FREE            EQUITY
                                                                BOND FUND            FUND
                                                               ------------       -----------
ASSETS:
  Investments in securities, at value (cost $31,899,894
    and $213,215,425, respectively) ......................      $33,472,453       $278,037,124
  Cash ...................................................           16,673          8,915,942
  Receivable for investments sold ........................               --            833,344
  Receivable for fund shares sold ........................            6,960              9,100
  Interest receivable ....................................          463,401                 --
  Dividends receivable ...................................               --            171,865
  Variation margin receivable on open futures contracts ..           19,219                 --
  Unamortized organization expenses ......................            4,160              4,655
                                                                -----------       ------------
Total Assets .............................................       33,982,866        287,972,030
                                                                -----------       ------------
LIABILITIES:
  Advisory fees payable ..................................               --            111,189
  Investment manager fees payable ........................               --             41,154
  Payable for fund shares redeemed .......................               --            311,011
  Payable for investments purchased ......................          300,495            635,150
  Variation margin payable on open futures contracts .....               --             38,500
  Dividends payable ......................................           59,556                 --
  Accrued liabilities ....................................           89,272             77,733
                                                                -----------       ------------
Total Liabilities ........................................          449,323          1,214,737
                                                                -----------       ------------
NET ASSETS ...............................................      $33,533,543       $286,757,293
                                                                ===========       ============

                               -- continued --

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)(CONTINUED)
APRIL 30, 1999
                                                                NEW YORK
                                                                TAX-FREE            EQUITY
                                                                BOND FUND            FUND
                                                               ------------       -----------
COMPOSITION OF NET ASSETS:
  Paid-in capital ........................................      $31,887,223       $209,999,801
  Undistributed net investment (loss) ....................           (1,200)           (20,075)
  Accumulated net realized gains on investment
    transactions .........................................           91,293         11,877,232
  Net unrealized appreciation on investments .............        1,556,227         64,900,335
                                                                -----------       ------------
NET ASSETS, APRIL 30, 1999 ...............................      $33,533,543       $286,757,293
                                                                ===========       ============

NET ASSETS
  Class A (Investor) Shares ..............................      $24,081,365      $  28,177,299
  Class B Shares .........................................          640,100          1,713,898
  Class C Shares .........................................          251,231          1,153,965
  Class Y (Adviser) Shares ...............................        8,560,847        255,712,131
                                                                -----------       ------------
Total Net Assets .........................................      $33,533,543       $286,757,293
                                                                ===========       ============

SHARES OUTSTANDING (par value $0.001,
  unlimited number of shares authorized)
  Class A (Investor) Shares ..............................        2,220,153          1,402,337
  Class B Shares .........................................           59,061             85,722
  Class C Shares .........................................           23,085             57,448
  Class Y (Adviser) Shares ...............................          789,419         12,723,720
                                                                -----------       ------------
Total Shares Outstanding .................................        3,091,718         14,269,227
                                                                ===========       ============
CLASS A SHARES (INVESTOR SHARES)
Net asset value and redemption price per share ...........           $10.85             $20.09
                                                                ===========       ============
Maximum offering price per share (Net asset value plus a
  sales charge of 2.75% and 3.50% of each Fund's offering
  price respectively) ....................................           $11.16             $20.82
                                                                ===========       ============
CLASS B SHARES
Net asset value and offering price per share .............           $10.84             $19.99
                                                                ===========       ============
CLASS C SHARES
Net asset value and offering price per share .............           $10.88             $20.09
                                                                ===========       ============
CLASS Y SHARES (ADVISER SHARES)
Net asset value, offering price and redemption price per
  share ..................................................           $10.84             $20.10
                                                                ===========       ============

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                                                     NEW YORK
                                                                     TAX-FREE         EQUITY
                                                                     BOND FUND         FUND
                                                                    ----------      -----------
INVESTMENT INCOME:
  Interest income .............................................     $  810,095      $   172,295
  Dividend income .............................................             --        1,411,403
                                                                    ----------      -----------
                                                                       810,095        1,583,698
                                                                    ----------      -----------
EXPENSES:
  Advisory fees and investment management fees ................         42,668          605,930
  Administration fees .........................................         15,855          130,307
  Shareholder service fees (Class A Shares, Class B Shares and
    Class C Shares) ...........................................         28,629           32,639
  Distribution fees (Class B Shares and Class C Shares ........          2,806            6,872
  Fund accounting fees ........................................         22,140           34,580
  Custodian fees and expenses .................................          7,813           62,570
  Audit fees ..................................................          9,360            9,464
  Transfer agent fees..........................................         22,140           22,386
  Reports to shareholders .....................................          7,560           39,494
  Legal fees ..................................................          3,420            8,918
  Other expenses ..............................................         19,799           50,414
                                                                    ----------      -----------
  Total expenses ..............................................        182,190        1,003,574
  Less: Voluntary fee reductions and reimbursement
    of expenses ...............................................       (42,724)               --
                                                                    ----------      -----------
  Total net expenses ..........................................        139,466        1,003,574
                                                                    ----------      -----------
Net Investment Income .........................................        670,629          580,124
                                                                    ----------      -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on:
  Investment transactions .....................................         91,294       11,933,545
  Futures .....................................................             --          997,236
  Net change in unrealized appreciation (depreciation) on
    investments ...............................................      (295,006)       36,627,284
  Net change in unrealized appreciation (depreciation) on
    futures contracts .........................................             --        (226,165)
                                                                    ----------      -----------
  Net realized/unrealized gains on investments ................      (203,712)       49,331,900
                                                                    ----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........     $  466,917      $49,912,024
                                                                    ==========      ===========

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                   FOR THE SIX         FOR THE
                                                                   MONTHS ENDED      YEAR ENDED
                                                                  APRIL 30, 1999     OCTOBER 31,
                                                                   (UNAUDITED)          1998
                                                                   -----------       -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...................................      $   670,629       $ 1,320,105
    Net realized gains on investment transactions ...........           91,294            45,989
    Net change in unrealized appreciation on investments ....        (295,006)           898,647
                                                                   -----------       -----------
  Net increase in net assets resulting from operations ......          466,917         2,264,741
                                                                   -----------       -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Class A (Investor) Shares .............................        (466,855)         (921,138)
      Class B Shares ........................................         (10,647)           (6,690)
      Class C Shares (a) ....................................          (1,314)                --
      Class Y (Adviser) Shares ..............................        (191,813)         (393,477)
    Net realized gains:
      Class A (Investor) Shares .............................         (32,436)          (81,787)
      Class B Shares ........................................            (900)                --
      Class Y (Adviser) Shares ..............................         (12,644)          (33,681)
                                                                   -----------       -----------
  Decrease in net assets from shareholder distributions .....        (716,609)       (1,436,773)
                                                                   -----------       -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares ...........................        7,271,065        10,904,138
    Dividends reinvested ....................................          576,930         1,119,898
    Cost of shares redeemed .................................      (6,477,072)      (10,134,679)
                                                                   -----------       -----------
  Net increase in net assets from capital share transactions         1,370,923         1,889,357
                                                                   -----------       -----------
  NET INCREASE IN NET ASSETS ................................        1,121,231         2,717,325
  NET ASSETS
    Beginning of period .....................................       32,412,312        29,694,987
                                                                   -----------       -----------
    End of period (including undistributed net investment
      loss of $1,200) .......................................      $33,533,543       $32,412,312
                                                                   ===========       ===========

(a) The Fund commenced offering Class C shares on November 4, 1998.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                  FOR THE SIX        FOR THE
                                                                  MONTHS ENDED      YEAR ENDED
                                                                 APRIL 30, 1999     OCTOBER 31,
                                                                   (UNAUDITED)         1998
                                                                  ------------      ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ..................................      $    580,124      $    997,078
    Net realized gains on investment transactions ..........        12,930,781         4,469,866
    Net change in unrealized appreciation on investments            36,401,119        21,654,911
                                                                  ------------      ------------
  Net increase in net assets resulting from operations .....        49,912,024        27,121,855
                                                                  ------------      ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Class A (Investor) Shares ............................          (34,540)          (57,050)
      Class B Shares .......................................             (449)             (289)
      Class C Shares (a) ...................................             (690)                --
      Class Y (Adviser) Shares .............................         (588,767)         (918,974)
    Net realized gains:
      Class A (Investor) Shares ............................         (546,206)         (745,988)
      Class B Shares .......................................          (23,569)                --
      Class C Shares (a) ...................................             (295)                --
      Class Y (Adviser) Shares .............................       (4,883,735)       (7,858,305)
                                                                  ------------      ------------
  Decrease in net assets from shareholder distributions ....       (6,078,251)       (9,580,606)
                                                                  ------------      ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares ..........................        18,415,715       206,983,626
    Dividends reinvested ...................................         5,905,071         9,269,032
    Cost of shares redeemed ................................      (16,410,965)      (74,203,507)
                                                                  ------------      ------------
  Net increase in net assets from capital share transactions         7,909,821       142,049,151
                                                                  ------------      ------------
  NET INCREASE IN NET ASSETS ...............................        51,743,594       159,590,400
  NET ASSETS
    Beginning of period ....................................       235,013,699        75,423,299
                                                                  ------------      ------------

    End of period (including undistributed net investment
      (loss) income of ($20,075) and $24,247, respectively)       $286,757,293      $235,013,699
                                                                  ============      ============

(a) The Fund commenced offering Class C shares on November 4, 1998.

                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
                                                     FIXED          INTERNATIONAL        SMALL CAP
                                                     INCOME             EQUITY             EQUITY
                                                      FUND               FUND               FUND
                                                   ------------       ------------       ------------
ASSETS:
  Investment in Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively, at value .......      $115,381,801       $149,498,301       $134,149,743
  Unamortized organization expenses .........             1,576                 --                 --
  Receivable for fund shares sold ...........                --                 --             15,700
  Tax reclaim receivable ....................                --             87,039                 --
  Prepayments ...............................            18,343             13,635             19,476
                                                   ------------       ------------       ------------
Total Assets ................................       115,401,720        149,598,975        134,184,919
                                                   ------------       ------------       ------------
LIABILITIES:
  Distributions payable .....................           204,520                 --                 --
  Accrued Liabilities .......................            47,092             78,595             69,102
                                                   ------------       ------------       ------------
Total Liabilities ...........................           251,612             78,595             69,102
                                                   ------------       ------------       ------------
NET ASSETS ..................................      $115,150,108       $149,520,380       $134,115,817
                                                   ------------       ------------       ------------
COMPOSITION OF NET ASSETS:
  Paid-in capital ...........................      $116,817,152       $107,297,332       $124,348,013
  Undistributed net investment income/(loss)           (204,611)           575,308           (833,161)
  Accumulated net realized gains/(losses) on
    investment and foreign currency
    transactions ............................          (541,209)         2,113,450          4,370,407
  Net unrealized appreciation/(depreciation)
    on investments and foreign currency
    transactions ............................          (921,224)        39,534,290          6,230,558
                                                   ------------       ------------       ------------
NET ASSETS, APRIL 30, 1999 ..................      $115,150,108       $149,520,380       $134,115,817
                                                   ------------       ------------       ------------
Shares Outstanding (par value $0.001,
  unlimited number of shares authorized) ....        10,988,752          9,564,447         11,918,389
                                                   ============       ============       ============
NET ASSET VALUE PER SHARE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ................            $10.48             $15.63             $11.25
                                                         ======             ======             ======

                                  See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                                        FIXED          INTERNATIONAL       SMALL CAP
                                                       INCOME             EQUITY             EQUITY
                                                        FUND               FUND               FUND
                                                      ----------       ------------        ----------
INVESTMENT INCOME:
Investment Income from Republic Fixed Income
  Portfolio, Republic International Equity
  Portfolio and Republic Small Cap Equity
  Portfolio, respectively:
  Interest income ..............................      $3,358,311         $  234,707        $  124,867
  Dividend income (net of foreign withholding
    tax of $0, $154,628 and $79, respectively) .          31,630            769,664            90,012
                                                      ----------         ----------        ----------
                                                       3,389,941          1,004,371           214,879
  Allocated Net Expenses from respective
    Portfolio ..................................        (297,012)          (632,171)         (664,780)
                                                      ----------         ----------        ----------
  Net Investment Income (Loss) from Republic
  Fixed Income Portfolio, Republic International
  Equity Portfolio and Republic Small Cap Equity
  Portfolio, respectively ......................       3,092,929            372,200          (449,901)
                                                      ----------         ----------        ----------
EXPENSES:
  Administration fees ..........................          27,967             34,838            33,343
  Reports to shareholders ......................           3,420              7,200             6,660
  Registration fees ............................           3,780              5,400             5,400
  Audit fees ...................................           4,500              5,088             4,500
  Amortization of organization expenses ........           2,340              1,356             1,620
  Transfer agent fees ..........................          12,240             12,240            12,240
  Fund accounting fees .........................           4,500              6,144             4,500
  Legal fees ...................................           7,020             16,272            13,860
  Other expenses ...............................          11,428              6,618             7,380
                                                      ----------         ----------        ----------
      Total net expenses .......................          77,195             95,156            89,503
                                                      ----------         ----------        ----------
Net Investment Income (Loss) ...................       3,015,734            277,044          (539,404)
                                                      ----------         ----------        ----------

                                  See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)(CONTINUED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                                        FIXED          INTERNATIONAL       SMALL CAP
                                                       INCOME             EQUITY             EQUITY
                                                        FUND               FUND               FUND
                                                      ----------       ------------        ----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS FROM REPUBLIC FIXED INCOME
  PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY
  PORTFOLIO AND REPUBLIC SMALL CAP EQUITY
  PORTFOLIO, RESPECTIVELY:
  Net realized gains on:
    Investment transactions ....................      $ (515,105)       $ 2,939,169       $ 5,177,872
    Foreign currency transactions ..............         (22,796)          (806,639)               --
  Net change in unrealized depreciation on:
    Investments ................................          99,342         27,344,762        10,002,099
                                                      ----------        -----------       -----------
  Net realized/unrealized gains/(losses) on
    investments from Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively: ...................        (438,559)        29,477,292        15,179,971
                                                      ----------        -----------       -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS .................................      $2,577,175        $29,754,336       $14,640,567
                                                      ==========        ===========       ===========

                                  See notes to financial statements.

REPUBLIC FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                 FOR THE
                                                                SIX MONTHS
                                                                  ENDED              FOR THE
                                                                 APRIL 30,          YEAR ENDED
                                                                   1999             OCTOBER 31,
                                                                (UNAUDITED)            1998
                                                                ------------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  3,015,734        $ 4,809,356
    Net realized gains on investment and foreign currency
      transactions from Republic Fixed Income Portfolio .           (537,901)         2,615,480
    Net change in unrealized appreciation or depreciation
      on investments and foreign currency transactions
      from Republic Fixed Income Portfolio ..............             99,342         (2,582,750)
                                                                ------------        -----------
  Net increase in net assets from operations ............          2,577,175          4,842,086
                                                                ------------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................         (2,997,464)        (4,809,356)
    Net realized gains from investment transactions .....         (2,669,892)          (908,474)
                                                                 -----------         ----------
  Decrease in net assets from shareholder distributions .         (5,667,356)        (5,717,830)
                                                                ------------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares ........................         16,911,690         37,611,957
    Dividends reinvested ................................          5,437,651          4,992,502
    Cost of shares redeemed .............................         (1,836,896)       (15,687,041)
                                                                ------------        -----------
  Net increase in net assets from capital share
    transactions ........................................         20,512,445         26,917,418
                                                                ------------        -----------
  NET INCREASE IN NET ASSETS ............................         17,422,264         26,041,674
  NET ASSETS:
    Beginning of period .................................         97,727,844         71,686,170
                                                                ------------        -----------
    End of period (including undistributed net investment
      loss of $204,611 and $222,881, respectively) ......       $115,150,108        $97,727,844
                                                                ============        ===========
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of period ...........          9,040,133          6,561,974
    Shares sold .........................................          1,594,570          3,464,663
    Shares issued in connection with reinvestment
      of dividends and distributions ....................            512,342            460,141
    Shares redeemed .....................................           (158,293)        (1,446,645)
                                                                ------------        -----------
  Shares outstanding at end of period ...................         10,988,752          9,040,133
                                                                ============        ===========

                               See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                               FOR THE
                                                              SIX MONTHS
                                                                 ENDED              FOR THE
                                                               APRIL 30,           YEAR ENDED
                                                                  1999             OCTOBER 31,
                                                               (UNAUDITED)             1998
                                                               ------------        ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ..............................       $    277,044        $  1,061,985
    Net realized gains on investment and foreign
      currency transactions from Republic International
      Equity Portfolio .................................          2,132,530           5,537,004
    Net change in unrealized appreciation or
      depreciation on investments and foreign currency
      transactions from Republic International Equity
      Portfolio ........................................         27,344,762          (2,995,027)
                                                               ------------        ------------
  Net increase in net assets resulting from operations .         29,754,336           3,603,962
                                                               ------------        ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ..............................         (1,360,840)         (2,744,205)
    Net realized gains from investment transactions ....         (4,150,773)         (6,456,538)
                                                               ------------        ------------
  Decrease in net assets from shareholder distributions          (5,511,613)         (9,200,743)
                                                               ------------        ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares .......................         11,542,640          25,913,928
    Dividends reinvested ...............................          5,352,712           8,860,792
    Cost of shares redeemed ............................        (11,867,721)        (41,851,462)
                                                               ------------        ------------
  Net change in net assets from capital share
    transactions .......................................          5,027,631          (7,076,742)
                                                               ------------        ------------
  NET CHANGE IN NET ASSETS .............................         29,270,354         (12,673,523)
  NET ASSETS:
    Beginning of period ................................        120,250,026         132,923,549
                                                               ------------        ------------
    End of period (including undistributed net
      investment income of $573,308 and $1,159,104,
      respectively) ....................................       $149,520,380        $120,250,026
                                                               ============        ============
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of period ..........          9,082,868           1,659,005
    Shares sold ........................................            804,908           1,824,803
    Shares issued in connection with reinvestment
      of dividends and distributions ...................            402,970             697,029
    Shares redeemed ....................................           (726,299)         (1,097,969)
                                                               ------------        ------------
    Shares outstanding at end of period ................          9,564,447           9,082,868
                                                               ============        ============

                               See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                               FOR THE
                                                              SIX MONTHS
                                                                ENDED              FOR THE
                                                              APRIL 30,           YEAR ENDED
                                                                 1999            OCTOBER 31,
                                                             (UNAUDITED)             1998
                                                          -----------------   -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ................................       $   (539,404)       $   (901,701)
    Net realized gains on investment transactions from
      Republic Small Cap Equity Portfolio ..............          5,177,872          15,278,515
    Net change in unrealized appreciation or
      depreciation on investments and foreign currency
      transactions from Republic Small Cap Equity
      Portfolio ........................................         10,002,099         (21,199,973)
                                                               ------------        ------------
  Net (decrease)/increase in net assets resulting from
    operations .........................................         14,640,567          (6,823,159)
                                                               ------------        ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ..............................           (293,757)                 --
    Net realized gains from investment transactions ....        (14,603,978)        (13,273,574)
                                                               ------------        ------------
  Decrease in net assets from shareholder distributions         (14,897,735)        (13,273,574)
                                                               ------------        ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares .......................         13,012,145          23,241,392
    Dividends reinvested ...............................         14,867,311          13,274,173
    Cost of shares redeemed ............................         (6,441,155)        (41,480,115)
                                                               ------------        ------------
  Net change in net assets resulting from capital share
    transactions .......................................         21,438,301          (4,964,550)
                                                               ------------        ------------
  NET CHANGE IN NET ASSETS .............................         21,181,133         (25,061,283)
  NET ASSETS:
    Beginning of period ................................        112,934,684         137,995,967
                                                               ------------        ------------
    End of period ......................................       $134,115,817        $112,934,684
                                                               ============        ============
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of period ..........          9,840,333          10,263,905
    Shares sold ........................................          1,246,887           1,816,021
    Shares issued in connection with reinvestment
      of dividends and distributions ...................          1,394,006           1,162,362
    Shares redeemed ....................................           (562,837)         (3,401,955)
                                                               ------------        ------------
    Shares outstanding at end of period ................         11,918,389           9,840,333
                                                               ============        ============

                               See notes to financial statements.

REPUBLIC FUNDS
REPUBLIC ADVISOR FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999
(UNAUDITED)

1. ORGANIZATION. The Republic New York Tax-Free Bond Fund and Republic Equity Fund (the "Trust Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which as of April 30, 1999 consisted of eight funds, each of which has different and distinct investment objectives and policies. This report contains the financial statements for the Republic New York Tax-Free Bond Fund and Republic Equity Fund only. Financial statements for the other five funds of the Trust are published separately. The Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund (the "Advisor Funds") are separate series of Republic Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Trust and Advisor Trust are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies.

        The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of the shareholders' investment.

        The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value.

        The investment objective of the Republic Fixed Income Fund is to realize above-average total return over a market cycle of three to five periods, consistent with reasonable risk through investment in a diversified portfolio of fixed-income securities. The investment objective of the Republic International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and U.S. registered securities) and securities whose principal markets are outside the United States. The investment objective of the Republic Small Cap Equity Fund is to seek long-term growth of capital through investment primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises.

        Unlike traditional mutual funds, the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund seek to achieve their investment objectives by investing substantially all of their assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (each individually a "Portfolio", collectively the "Portfolios"), respectively, which have the same investment objectives as those of the respective Advisor Funds.

        The performance of each of the Advisor Funds is directly affected by the performance of their corresponding Portfolios. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each Advisor Funds' financial statements.

        The value of each Advisor Fund's investment in each corresponding Portfolio included in the accompanying statements of assets and liabilities reflects each Advisor Fund's proportionate beneficial interest in the net assets of that Portfolio. At April 30, 1999, the Advisor Funds held proportionate interests in the corresponding Portfolios in the following amounts:

        Fixed Income Fund ............................................  58.56%
        International Equity Fund ....................................  59.40%
        Small Cap Equity Fund ........................................  62.76%

        The New York Tax-Free Bond Fund and Equity Fund are authorized to issue an unlimited number of four classes of shares, Class A Shares ("Investor Shares"), Class B Shares, Class C Shares and Class Y Shares ("Adviser Shares"). Prior to January 6, 1998 the Investor Shares were known as Class C Shares. Each class of shares in the two Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund each are authorized to offer one class of shares which have the same features as the Adviser Shares of the New York Tax-Free Bond Fund and Equity Fund.

        The Trust retains Republic National Bank of New York to act as Investment Adviser ("Adviser") to the New York Tax-Free Bond Fund and as Investment Manager ("Manager") to the Equity Fund as well as custodian to both Trust Funds. The Advisor Funds automatically invest all of their investable assets in its corresponding Portfolio and consequently the Advisor Funds have not retained an Investment Advisor.

        The Trust and Advisor Trust retains BISYS Fund Services, Inc. ("BISYS") to act as Administrator, Distributor and Sponsor ("Sponsor").

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Trust Funds and Advisor Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

        For the Advisor Funds, the valuation of securities held by the Portfolios is discussed in Note 2 of the notes to the financial statements of the Portfolios which are included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund record their proportionate share of the net investment income and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The net investment income and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the proportionate value of their investments in each Portfolio. Such investments are adjusted on a daily basis.

    REPURCHASE AGREEMENTS:
    The Trust Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The Equity Fund may also enter into repurchase agreements with entities who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity Fund sub-adviser has determined to be of comparable creditworthiness. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian, either physically or in book entry form.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    The New York Tax-Free Bond Fund and the Fixed Income Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Small Cap Equity Fund and annually in the case of the International Equity Fund. Generally, net investment income consists of interest and dividend income less expenses.

        The Trust Funds' and Advisor Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Trust Funds' and Advisor Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

        Certain mortgage-backed securities of the Fixed Income Portfolio may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to Fixed Income Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

    EXPENSE ALLOCATION:
    The Trust Funds and Advisor Funds bear all costs of their operations other than expenses specifically assumed by the Advisor or Sponsor. Expenses directly attributable to a Fund are charged to the Fund. Expenses incurred by the Trust and Advisor Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund except when allocations of direct expenses to each Fund can otherwise be made fairly. Expenses are allocated to each class in proportion to their respective net asset levels except for expenses allocable exclusively to a particular class. The Advisor Funds' share of their corresponding Portfolio's expenses are charged against and reduce the amount of their investment in their corresponding Portfolio.

    FEDERAL INCOME TAXES:
    Each of the Trust Funds and Advisor Funds is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each of the Trust Funds and Advisor Funds incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on on a constant ("straight-line") basis over a five year period from the commencement of operations.

3.  AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.
    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") acts as investment adviser to the New York Tax-Free Bond Fund. For its services Republic is entitled to receive a fee, accrued daily and payable monthly, at the annual rate of 0.25% of the New York Tax Free Bond Fund's average daily net assets. For the six months ended April 30, 1999, this fee amounted to $42,668 all of which was waived by Republic.

        Republic also serves as investment manager to the Equity Fund. As investment manager, Republic provides general supervision over the investment management functions provided by the Sub-Advisers (as defined below). For its services as investment manager, Republic is entitled to receive a fee, accrued daily and payable monthly, at an annual rate of 0.175% of the Equity Fund's average daily net assets. For the period ended April 30, 1999, this fee amounted to $228,038.

    SUB-ADVISORY:
    Alliance Capital Management L.P. and Brinson Partners Inc. (collectively, the "Sub-Advisers") continuously manage the investment portfolio of the Equity Fund subject to the supervision of the Manager, pursuant to separate Sub-Advisory Agreements with the Manager. For their services, the Sub-Advisers were paid fees by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to each of the Sub-Advisers for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For the six months ended April 30, 1999, each received fees totalling $188,946 for services rendered.

    ADMINISTRATION:
    The Trust and the Advisor Trust retain BISYS to serve as Administrator, Distributor and Sponsor. BISYS provides management and administrative services necessary for the operation of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers. For those services BISYS receives from the New York Tax-Free Bond Fund and Equity Fund a fee payable monthly at an annual rate of 0.10% of the first $1 billion of the Funds' average daily net assets; 0.08% of the next $1 billion of the Funds' average daily net assets; and 0.07% of such assets in excess of $2 billion.

        For its services to the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, BISYS receives from each Fund a fee payable monthly at an annual rate of 0.05% of the first $1 billion of the Fund's average daily net assets; 0.04% of the next $1 billion of the funds average daily net assets; and 0.035% of such assets in excess of $2 billion.

    DISTRIBUTION PLAN:
    The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Trust Funds to the Sponsor for amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing the Funds' shares at a rate not to exceed 0.25% and 0.75% of the average daily net assets of Investor Shares and Class B Shares of the Trust Funds, respectively.

    SHAREHOLDER SERVICING EXPENSES:
    The Trust has entered into a Shareholder Servicing Agreement with its Shareholder Servicing Agents (which currently consists of Republic and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing agreement historically have not exceeded 0.25% of the average daily net assets of Investor Shares and 1% of the average daily net assets of Class B Shares and Class C Shares.

    FEE WAIVERS AND REIMBURSEMENT OF EXPENSES:
    Republic has voluntarily agreed to waive a portion of its fees, and to the extent necessary, reimburse the Funds for certain expenses. For the six months ended April 30, 1999 expenses of the Trust Funds and Advisor Funds were voluntarily reduced by amounts as detailed below:
                                                                  EXPENSES
                                              FEES WAIVED        REIMBURSED
                                              -----------        ----------
    New York Tax-Free Bond Fund ........        $42,588             $156

        There were no waivers of fees nor reimbursements of expenses of the Equity Fund, Fixed Income Fund, International Equity Fund and Small Cap Fund for the six months ended April 30, 1999.

    4. INVESTMENT TRANSACTIONS. Purchases of and proceeds from sales and maturities of investments, excluding short-term securities, for the Trust Funds for the six months ended April 30, 1999 amounted to:

                                                 PURCHASES          PROCEEDS
                                                 ---------          --------
    New York Tax-Free Bond Fund ........        $ 8,037,148        $ 7,819,174
    Equity Fund ........................         54,583,138         39,931,227

        During the six months ended April 30, 1999, additions and reductions in each Advisor Fund's investment in their corresponding Portfolio amounted to:

                                                ADDITIONS          REDUCTIONS
                                                ---------          ----------
    Fixed Income Fund ..................        $12,819,181         $1,783,560
    International Equity Fund ..........          8,261,698          9,446,112
    Small Cap Equity Fund ..............         10,070,187          5,005,500

5.  CONCENTRATION OF CREDIT RISK.
    The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  CAPITAL SHARE TRANSACTIONS BY SHARE CLASS:
    Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the period ended April 30, 1999:

                                              CLASS A                                            CLASS Y
                                             (INVESTOR)         CLASS B          CLASS C         (ADVISOR)
                                               SHARES            SHARES         SHARES (a)         SHARES
                                             -----------        --------        ----------       -----------
  NEW YORK TAX-FREE BOND FUND
  Proceeds from shares issued ........       $ 6,814,635        $ 15,431        $  271,000       $   170,000
  Reinvestment of dividends and
    distributions ....................           499,579          11,318             1,004            65,030
  Cost of shares redeemed ............        (6,209,799)             --           (19,262)         (248,011)
                                             -----------        --------        ----------       -----------
   Net increase (decrease) ...........       $ 1,104,415        $ 26,749        $  252,742       $   (12,981)
                                             -----------        --------        ----------       -----------
  EQUITY FUND
  Proceeds from shares issued ........       $ 3,079,176        $533,671        $1,111,081       $13,691,787
  Reinvestment of dividends and
    distributions ....................           586,987          22,102               985         5,294,997
  Cost of shares redeemed ............        (3,516,807)         (7,842)               --       (12,886,816)
                                             -----------        --------        ----------       -----------
   Net increase (decrease) ...........       $   149,356        $547,931        $1,112,066       $ 6,100,468
                                             -----------        --------        ----------       -----------

    (a) The Funds started offering Class C shares on November 4, 1998.

      Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1998:

                                                      CLASS A                              CLASS Y
                                                     (INVESTOR)         CLASS B            (ADVISOR)
                                                       SHARES            SHARES             SHARES
                                                    ------------        ----------        ------------
  NEW YORK TAX-FREE BOND FUND
  Proceeds from shares issued ................      $  9,053,946        $  714,872        $  1,135,320
  Reinvestment of dividends and distributions            987,570             5,467             126,861
  Cost of shares redeemed ....................        (8,280,543)         (105,064)         (1,749,072)
                                                    ------------        ----------        ------------
   Net increase (decrease) ...................      $  1,760,973        $  615,275        $   (486,891)
                                                    ------------        ----------        ------------
  EQUITY FUND
  Proceeds from shares issued ................      $ 25,237,948        $1,003,947        $180,741,731
  Reinvestment of dividends and distributions            802,213               288           8,466,531
  Cost of shares redeemed ....................       (16,859,901)          (68,207)        (57,275,579)
                                                    ------------        ----------        ------------
   Net increase (decrease) ...................      $  9,180,260        $  936,208        $131,032,683
                                                    ------------        ----------        ------------

7.  ANALYSIS OF FUND SHARE TRANSACTIONS BY SHARE CLASS:
    Transactions in shares of beneficial interest in the Funds for the six months ended April 30, 1999:

                                         CLASS A                                                   CLASS Y
                                        (INVESTOR)           CLASS B            CLASS C           (ADVISOR)
                                          SHARES              SHARES           SHARES(a)            SHARES
                                         ---------           -------           ---------          ----------
  NEW YORK TAX-FREE BOND FUND
  Balance at beginning of period         2,118,346            56,607                  --             790,691
  Shares sold ..................           625,569             1,416              21,758              15,597
  Shares issued in connection
    with reinvestment of
    distributions ..............            45,785             1,037                  93               5,957
  Shares redeemed ..............          (569,547)               --              (1,706)            (22,828)
                                         ---------            ------              ------          ----------
   Balance at end of period ....         2,220,153            59,061              23,085             789,419
                                         ---------            ------              ------          ----------
  EQUITY FUND
  Balance at beginning of period         1,389,974            56,526                  --          12,415,622
  Shares sold ..................           163,028            28,332              57,396             705,638
  Shares issued in connection
    with reinvestment of
    distributions ..............            33,327             1,264                  52             300,481
  Shares redeemed ..............          (183,972)             (400)                 --            (698,021)
                                         ---------            ------              ------          ----------
   Balance at end of period ....         1,402,337            85,722              57,448          12,723,720
                                         ---------            ------              ------          ----------

(a) The Funds started offering Class C shares on November 4, 1998.

7.  ANALYSIS OF FUND SHARE TRANSACTIONS BY SHARE CLASS (CONTINUED):
    Transactions in shares of beneficial interest in the Funds for the year ended October 31, 1998.

                                                       CLASS A                               CLASS Y
                                                      (INVESTOR)            CLASS B          (ADVISOR)
                                                        SHARES              SHARES            SHARES
                                                       ---------            -------         ----------
  NEW YORK TAX-FREE BOND FUND
  Balance at beginning of year ...............         1,953,662               --              836,354
  Shares sold ................................           840,385            66,033             105,274
  Shares issued in connection with
    reinvestment of distributions ............            91,604               505              11,779
  Shares redeemed ............................          (767,305)           (9,931)           (162,716)
                                                       ---------            ------          ----------
   Balance at end of year ....................         2,118,346            56,607             790,691
                                                       ---------            ------          ----------
  EQUITY FUND
  Balance at beginning of year ...............           824,033               --            4,202,203
  Shares sold ................................         1,624,241            60,642          11,008,053
  Shares issued in connection with
    reinvestment of distributions ............            54,888                17             579,552
  Shares redeemed ............................        (1,113,199)           (4,133)         (3,374,186)
                                                       ---------            ------          ----------
   Balance at end of year ....................         1,389,974            56,526          12,415,622
                                                       ---------            ------          ----------

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS A (INVESTOR) SHARES

                                                                   FOR THE
                                                                    PERIOD
                          FOR THE                                 MAY 1, 1995
                         SIX MONTHS                              (COMMENCEMENT
                           ENDED        FOR THE YEAR ENDED       OF OFFERING)
                         APRIL 30,           OCTOBER 31,              TO
                            1999      -------------------------   OCTOBER 31,
                        (UNAUDITED)    1998     1997     1996        1995
                        ------------  -------  -------  -------  -------------
NET ASSET VALUE PER
  SHARE, BEGINNING OF
  PERIOD .................   $10.93     $10.64   $10.30   $10.38     $10.00
                             ------     ------   ------   ------      -----
Income from investment
  operations:
  Net investment
    income ...............     0.23       0.47     0.45     0.54       0.25
  Net realized and
    unrealized gain (losses)
    on investment
    transactions .........    (0.06)      0.33     0.36    (0.01)      0.38
                             ------     ------   ------   ------      -----
Total income from investment
  operations .............     0.17       0.80     0.81     0.53       0.63
                             ------     ------   ------   ------      -----
Less dividends and distributions:
  Dividends to shareholders
    from net investment
    income ...............    (0.23)     (0.47)   (0.45)   (0.54)     (0.25)
  Distributions to
    shareholders from
    net realized gains        (0.02)     (0.04)   (0.02)   (0.07)        --
                             ------     ------   ------   ------      -----
Total dividends and
  distributions ..........    (0.25)     (0.51)   (0.47)   (0.61)    (11.25)
                             ------     ------   ------   ------      -----
Net change in net asset
  value per share ........    (0.08)      0.29     0.34    (0.08)     17.38
                             ------     ------   ------   ------      -----
NET ASSET VALUE PER
  SHARE, END OF PERIOD       $10.85     $10.93   $10.64   $10.30      10.38
                             ======     ======   ======   ======      =====
Total return (e) .........    1.49%(c)   7.65%    8.22%    4.75%      6.39%(c)

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end
    of period (000's)      $ 24,081    $23,153  $20,794   $6,353     $6,908
  Ratio of expenses to
    average net assets        0.92%(b)   0.95%    0.92%    0.58%      0.50%(b)
  Ratio of net investment
    income to average net
    assets ...............    4.15%(b)   4.28%    4.46%    4.78%      4.91%(b)
  Ratio of expenses to
    average net assets (b)    1.17%(b)   1.20%    1.55%    2.21%      2.40%(b)
  Ratio of net investment
    income to average net
    assets (a)............    3.90%(b)   4.03%    3.83%    3.15%      3.10%(b)
  Portfolio turnover (d)     23.94%             163.46%  178.11%    130.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguising between the classes of shares issued.
(e) Total total return is calculated excluding the sale charge of 2.75% which applies to purchase of Class A shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                                FOR THE PERIOD
                                             FOR THE           JANUARY 6, 1998
                                         SIX MONTHS ENDED      (DATE OF INITIAL
                                          APRIL 30, 1999         OFFERING) TO
                                           (UNAUDITED)         OCTOBER 31, 1998
                                           -----------         ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD ................................     $10.92                $10.81
                                              ------                ------
Income from investment operations:
  Net investment income .................       0.19                  0.37
  Net realized and unrealized gains
    (losses) on investment transactions .      (0.06)                 0.11
                                              ------                ------
Total income from investment operations .       0.13                  0.48
                                              ------                ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ...................      (0.19)                (0.37)
  Distributions to shareholders from
    net realized gains ..................      (0.02)                   --
                                              ------                ------
Total dividends and distributions .......      (0.21)                (0.37)
                                              ------                ------
Net change in net asset value per share .      (0.08)                 0.11
                                              ------                ------
NET ASSET VALUE PER SHARE, END OF PERIOD      $10.84                $10.92
                                              ======                ======
Total return (e) ........................      1.16%(c)              4.50%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) ..       $640                  $618
  Ratio of expenses to average net assets      1.67%(b)              1.70%(b)
  Ratio of net investment income to
    average net assets ..................      3.42%(b)              3.53%(b)
  Ratio of expenses to average net
    assets (a) ..........................      1.92%(b)              1.95%(b)
  Ratio of net investment income to
    average net assets (a) ..............      3.17%(b)              3.28%(b)
  Portfolio turnover (d) ................     23.94%               100.35%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS C SHARES
                                                             FOR THE PERIOD
                                                            NOVEMBER 4, 1998
                                                            (DATE OF INITIAL
                                                              OFFERING) TO
                                                             APRIL 30, 1999
                                                              (UNAUDITED)
                                                              -----------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $10.88
                                                                 ------
Income from investment operations:
  Net investment income ....................................       0.15
  Net realized and unrealized gains on investment
    transactions ...........................................       0.02
                                                                 ------
Total income from investment operations ....................       0.17
                                                                 ------
Less dividends and distributions:
  Dividends to shareholders from net investment income .....      (0.15)
  Distributions to shareholders from net realized gains ....      (0.02)
                                                                 ------
Total dividends and distributions ..........................      (0.17)
                                                                 ------
Net change in net asset value per share ....................       0.00
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $10.88
                                                                 ======
Total return (e) ...........................................      0.37%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) .....................       $251
  Ratio of expenses to average net assets ..................      1.67%(b)
  Ratio of net investment income to average net assets .....      3.40%(b)
  Ratio of expenses to average net assets (a) ..............      1.92%(b)
  Ratio of net investment loss to average net assets (a) ...      3.15%(b)
  Portfolio turnover (d) ...................................     23.94%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class C shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISER) SHARES
                                                                  FOR THE
                                                                   PERIOD
                                   FOR THE                       JULY 1, 1996
                                  SIX MONTHS    FOR THE YEAR      (DATE OF
                                    ENDED           ENDED          INITIAL
                                  APRIL 30,      OCTOBER 31,     OFFERING) TO
                                     1999      ----------------   OCTOBER 31,
                                 (UNAUDITED)    1998     1997        1996
                                 ------------  -------  -------  -------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD .........     $10.93     $10.64   $10.30     $10.18
                                    ------     ------   ------     ------
Income from investment
  operations:
  Net investment income .......       0.28       0.49     0.46       0.16
  Net realized and unrealized
    gains on investment
    transactions ..............      (0.07)      0.33     0.36       0.12
                                    ------     ------   ------     ------
Total income from investment
  operations ..................       0.21       0.82     0.82       0.28
                                    ------     ------   ------     ------
Less dividends and distributions:
  Dividends to shareholders
    from net investment income       (0.28)     (0.49)   (0.46)     (0.16)
  Distributions to shareholders
    from net realized gains ...      (0.02)     (0.04)   (0.02)        --
                                    ------     ------   ------     ------
Total dividends and
  distributions ...............      (0.30)     (0.53)   (0.48)    (0.16)
                                    ------     ------   ------     ------
Net change in net asset value
  per share ...................      (0.09)      0.29     0.34       0.12
                                    ------     ------   ------     ------
NET ASSET VALUE PER SHARE, END
  OF PERIOD ...................     $10.84     $10.93   $10.64     $10.30
                                    ======     ======   ======     ======
Total return ..................      1.53%(c)   7.87%    8.38%      3.52%

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end of period
    (000's) ...................     $8,561     $8,641   $8,901     $8,233
  Ratio of expenses to average
    net assets ................      0.68%(b)   0.70%    0.78%      0.60%(b)
  Ratio of net investment
    income to
    average net assets ........      4.41%(b)   4.53%    4.66%      4.78%(b)
  Ratio of expenses to average
    net assets (a) ............      0.93%(b)   0.95%    1.27%      2.26%(b)
  Ratio of net investment
    income to average net
    assets (a) ................      4.16%(b)   4.28%    4.17%      3.12%(b)

  Portfolio turnover (d) ......     23.94%    100.35%  163.46%    178.11%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguising between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A (INVESTOR) SHARES

                                                                     FOR THE
                                                                      PERIOD
                                                                     AUGUST 1,
                                                                       1995
                             FOR THE                               (COMMENCEMENT
                            SIX MONTHS                                   OF
                              ENDED         FOR THE YEAR ENDED       OPERATIONS)
                            APRIL 30,          OCTOBER 31,               TO
                               1999       -----------------------    OCTOBER 31,
                           (UNAUDITED)    1998     1997     1996        1995
                            ----------    -----    -----    -----    -----------
NET ASSET VALUE PER
  SHARE, BEGINNING OF
  PERIOD ................     $16.95     $15.00   $11.93   $10.24     $10.00
                              ------     ------   ------   ------     ------
Income from investment
  operations:
  Net investment income .       0.02       0.05     0.07     0.19       0.04
  Net realized and
    unrealized gains
    on investment
    transactions ........       3.53       2.80     3.32     1.67       0.24
                              ------     ------   ------   ------     ------
Total income from
  investment operations .       3.55       2.85     3.39     1.86       0.28
                              ------     ------   ------   ------     ------
Less dividends and
distributions:
  Dividends to
    shareholders from net
    investment income ...      (0.02)     (0.05)   (0.10)   (0.17)     (0.04)
  Distributions to
    shareholders from
    net realized gains ..      (0.39)     (0.85)   (0.22)      --         --
                              ------     ------   ------   ------     ------
Total dividends and
  distributions                (0.41)     (0.90)   (0.32)   (0.17)     (0.04)
                              ------     ------   ------   ------     ------
Net change in net asset
  value per share .......       3.14       1.95     3.07     1.69       0.24
                              ------     ------   ------   ------     ------
NET ASSET VALUE PER
  SHARE, END OF PERIOD        $20.09     $16.95   $15.00   $11.93      10.24
                              ======     ======   ======   ======      =====
Total return (e) ........     21.32%(c)  19.98%   28.92%   18.30%      2.75%(c)

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end
    of period (000's) ...    $28,177    $23,559  $12,363   $3,918    $22,092
  Ratio of expenses to
    average net assets ..      0.98%(b)   1.03%    1.21%    1.28%      1.47%(b)
  Ratio of net investment
    income to  average net
    assets ..............      0.24%(b)   0.30%    0.48%    1.83%      1.59%(b)
  Ratio of expenses to
    average net assets (a)     0.98%(b)   1.03%    1.28%    1.59%      2.44%(b)
  Ratio of net investment
    income to average net
    assets (a)...........      0.24%(b)   0.30%    0.41%    1.51%      0.62%(b)
  Portfolio turnover (d)      15.77%    176.34%   99.02%   86.18%      2.00%(b)

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguising between the classes of shares issued.
(e) The total return is calculated excluding the sale charge of 3.50% which applies to purchases of Class A shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                                  FOR THE PERIOD
                                              FOR THE           JANUARY 6, 1998
                                          SIX MONTHS ENDED      (DATE OF INITIAL
                                           APRIL 30, 1999         OFFERING) TO
                                            (UNAUDITED)         OCTOBER 31, 1998
                                            -----------         ----------------
NET ASSET VALUE PER SHARE, BEGINNING
  OF PERIOD .............................      $16.92                $14.88
                                               ------                ------
Income from investment operations:
  Net investment loss ...................       (0.03)                (0.01)
  Net realized and unrealized gains
    on investment transactions ..........        3.50                  2.07
                                               ------                ------
Total income from investment operations .        3.47                  2.06
                                               ------                ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ...................       (0.01)                (0.02)
  Distributions to shareholders from
    net realized gains ..................       (0.39)                   --
                                               ------                ------
Total dividends and distributions .......       (0.40)                (0.02)
                                               ------                ------
Net change in net asset value per
  share .................................        3.07                  2.04
                                               ------                ------
NET ASSET VALUE PER SHARE, END OF PERIOD       $19.99                $16.92
                                               ======                ======
Total return (e) ........................      20.83% (c)            13.84% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) ..      $1,714                  $956
  Ratio of expenses to average net assets       1.72% (b)             1.78% (b)
  Ratio of net investment loss to average
    net assets ..........................      (0.52%)(b)            (0.45%)(b)
  Ratio of expenses to average net
    assets (a) ..........................       1.72% (b)             1.78% (b)
  Ratio of net investment loss to
    average net assets (a) ..............      (0.52%)(b)            (0.45%)(b)
  Portfolio turnover (d) ................      15.77%                176.34%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C SHARES
                                                            FOR THE PERIOD
                                                           NOVEMBER 4, 1998
                                                           (DATE OF INITIAL
                                                             OFFERING) TO
                                                            APRIL 30, 1999
                                                             (UNAUDITED)
                                                             -----------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............    $17.29
                                                                ------
Income from investment operations:
  Net investment income ....................................      0.03
  Net realized and unrealized gains on investment
    transactions ...........................................      3.19
                                                                ------
Total income from investment operations ....................      3.22
                                                                ------
Less dividends and distributions:
  Dividends to shareholders from net investment income .....     (0.03)
  Distributions to shareholders from net realized gains ....     (0.39)
                                                                ------
Total dividends and distributions ..........................     (0.42)
                                                                ------
Net change in net asset value per share ....................      2.80
                                                                ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................    $20.09
                                                                ======
Total return (e) ...........................................    18.99% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) .....................    $1,154
  Ratio of expenses to average net assets ..................     1.72% (b)
  Ratio of net investment loss to average net assets .......    (0.52%)(b)
  Ratio of expenses to average net assets (a) ..............     1.72% (b)
  Ratio of net investment loss to average net assets (a) ...    (0.52%)(b)
  Portfolio turnover (d) ...................................    15.77%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class C shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISER) SHARES

                                                                      FOR THE
                                                                       PERIOD
                                      FOR THE                      JULY 1, 1996
                                     SIX MONTHS    FOR THE YEAR      (DATE OF
                                       ENDED          ENDED           INITIAL
                                     APRIL 30,      OCTOBER 31,     OFFERING) TO
                                        1999       --------------    OCTOBER 31,
                                    (UNAUDITED)    1998     1997        1996
                                     ----------    -----    -----    -----------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD .............    $16.95     $15.01   $11.93     $11.49
                                       ------     ------   ------     ------
Income from investment operations:
  Net investment income ...........      0.02       0.08     0.10       0.08
  Net realized and unrealized
    gains on investment
    transactions ..................      3.54       2.79     3.33       0.42
                                       ------     ------   ------     ------
Total income from investment
  operations ......................      3.56       2.87     3.43       0.50
                                       ------     ------   ------     ------
Less dividends and distributions:
  Dividends to shareholders
    from net investment income          (0.02)     (0.08)   (0.13)     (0.06)
  Distributions to shareholders
    from net realized gains .......     (0.39)     (0.85)   (0.22)        --
                                       ------     ------   ------     ------
Total dividends and distributions .     (0.41)     (0.93)   (0.35)    (0.06)
                                       ------     ------   ------     ------
Net change in net asset value
  per share .......................      3.15       1.94     3.08       0.44
                                       ------     ------   ------     ------
NET ASSET VALUE PER SHARE, END
  OF PERIOD .......................    $20.10     $16.95   $15.01     $11.93
                                       ======     ======   ======     ======
Total return ......................    21.52%(c)  20.16%   29.28%      4.72%(c)

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end of period
    (000's) .......................  $255,712   $210,498  $63,060    $33,155
  Ratio of expenses to average
    net assets ....................     0.73%(b)   0.78%    0.96%      0.66%(b)
  Ratio of net investment income to
    average net assets ............     0.48%(b)   0.55%    0.77%      1.93%(b)
  Ratio of expenses to average
    net assets (a) ................     0.73%(b)   0.78%    1.03%      0.97%(b)
  Ratio of net investment income to
    average net assets (a) ........     0.48%(b)   0.55%    0.70%      1.62%(b)

  Portfolio turnover (d)...........    15.77%     176.34%  99.02%     86.18%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguising between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
                                                                   FOR THE
                                                                    PERIOD
                            FOR THE                                JANUARY 9,
                           SIX MONTHS                                1995
                             ENDED        FOR THE YEAR ENDED    (COMMENCEMENT OF
                           APRIL 30,          OCTOBER 31,        OPERATIONS) TO
                              1999      -----------------------     OCTOBER 1,
                          (UNAUDITED)    1998     1997     1996       1995
                          -----------    ----     ----     ----  --------------
NET ASSET VALUE PER
  SHARE, BEGINNING OF
  PERIOD .................   $10.81     $10.92   $10.67   $10.96     $10.00
                             ------     ------   ------   ------     ------
Income from investment
  operations:
  Net investment income ..     0.31       0.65     0.59     0.59       0.46
  Net realized and
    unrealized gain
    (losses) on
    investment and
    foreign currency
    transactions .........    (0.05)      0.02     0.31     0.08       0.96
                             ------     ------   ------   ------     ------
Total income from
  investment operations ..     0.26       0.67     0.90     0.67       1.42
                             ------     ------   ------   ------     ------
Less dividends and
 distributions:
  Dividends to
    shareholders from net
    investment income ....    (0.30)     (0.65)   (0.64)   (0.59)     (0.46)
  Distributions to
    shareholders from
    net realized gains ...    (0.29)     (0.13)   (0.01)   (0.37)        --
                              -----      -----    -----    -----      -----
Total dividends and
  distributions ..........    (0.59)     (0.78)   (0.65)   (0.96)     (0.46)
                              -----      -----    -----    -----      -----
Net change in net
  asset value per share ..    (0.33)     (0.11)    0.25    (0.29)       0.96
                              -----      -----    -----    -----      -----
NET ASSET VALUE PER
  SHARE, END OF PERIOD       $10.48     $10.81   $10.92   $10.67     $10.96
                             ======     ======   ======   ======     ======
Total return .........        2.47%(c)   6.26%    9.14%    6.51%     14.37%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end
    of period (000's) .... $115,150    $97,728  $71,686  $42,424    $26,128
                             ======     ======   ======   ======     ======
  Ratio of expenses to
    average net assets ...    0.71%(b)   0.78%    0.83%    0.83%      0.91%(b)
  Ratio of net investment
    income to average net
    assets ...............    5.70%(b)   5.87%    5.92%    5.51%      5.63%(b)
  Ratio of expenses to
    average net assets (a)    0.71%(b)   0.78%    0.85%    1.06%      1.72%(b)
  Ratio of net
    investment income to
    average net assets (a)    5.70%(b)   5.87%    5.90%    5.28%      4.82%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
                                                                   FOR THE
                                                                    PERIOD
                            FOR THE                                JANUARY 9,
                           SIX MONTHS                                1995
                             ENDED        FOR THE YEAR ENDED    (COMMENCEMENT OF
                           APRIL 30,          OCTOBER 31,        OPERATIONS) TO
                              1999      -----------------------    OCTOBER 31,
                          (UNAUDITED)    1998     1997     1996       1995
                          -----------    ----     ----     ----  --------------
NET ASSET VALUE PER
  SHARE, BEGINNING OF
  PERIOD .............       $13.24     $13.76   $12.05   $10.80     $10.00
                             ------     ------   ------   ------     ------
Income from investment
  operations:
  Net investment income ..     0.02       0.11     0.12     0.11       0.08
  Net realized and
    unrealized gains
    on investment and
    foreign currency
    transactions               2.99       0.32     1.85     1.31       0.75
                             ------     ------   ------   ------     ------
Total income from
  investment operations ..     3.01       0.43     1.97     1.42       0.83
                             ------     ------   ------   ------     ------
Less dividends and distributions:
  Dividends to
    shareholders from net
    investmentincome .....    (0.15)     (0.27)   (0.11)   (0.16)     (0.03)
  Distributions to
    shareholders from
    net realized gains ...    (0.47)     (0.68)   (0.15)   (0.01)        --
                             ------     ------   ------   ------     ------
Total dividends and
  distributions ..........    (0.62)     (0.95)   (0.26)   (0.17)     (0.03)
                             ------     ------   ------   ------     ------
Net change in net asset
  value per share ........     2.39      (0.52)    1.71     1.25       0.80
                             ------     ------   ------   ------     ------
NET ASSET VALUE PER
  SHARE, END OF PERIOD ...   $15.63     $13.24   $13.76   $12.05     $10.80
                             ======     ======   ======   ======     ======
Total return .............   23.59%(c)   3.49%   16.62%   13.22%      8.31%(c)

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end
    of period (000's) .... $149,520   $120,250 $132,924  $96,977   $34,244
  Ratio of expenses to
    average net assets ...    1.11%(b)   1.09%    0.91%    1.11%      1.14%(b)
  Ratio of net
    investment income
    to average net assets     0.42%(b)   0.75%    0.91%    0.99%      1.26%(b)
  Ratio of expenses to
    average net assets (a)    1.11%(b)   1.09%    0.91%    1.13%      2.12%(c)
  Ratio of net
    investment income to
    average net assets (a)    0.42%(b)   0.75%    0.91%    0.96%      0.28%(b)

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS
                                                                   FOR THE
                                                                    PERIOD
                            FOR THE                               SEPTEMBER 3,
                           SIX MONTHS                                1996
                             ENDED        FOR THE YEAR ENDED    (COMMENCEMENT OF
                           APRIL 30,          OCTOBER 31,        OPERATIONS) TO
                          (UNAUDITED)   -----------------------    OCTOBER 31,
                             1999        1998         1997            1996
                          -----------    ----         ----       --------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD ....   $11.48     $13.44       $10.63         $10.00
                             ------     ------       ------          ------
Income from investment
  operations:
  Net investment loss ....    (0.05)     (0.09)       (0.06)             --
  Net realized and
    unrealized gains on
     nvestment transactions    1.30      (0.49)        2.93            0.63
                             ------     ------       ------          ------
Total income from
  investment operations ..     1.25      (0.58)        2.87            0.63
                             ------     ------       ------          ------
Less dividends and
  distributions:
  Distributions from net
    investment income         (0.03)        --           --              --
  Distributions to
    shareholders from net
    realized gains .......    (1.45)     (1.38)       (0.06)             --
                             ------     ------       ------          ------
Total dividends and
  distributions ..........    (1.48)     (1.38)       (0.06)             --
                             ------     ------       ------          ------
Net change in net asset
  value per share ........    (0.23)     (1.96)        2.81            0.63
                             ------     ------       ------          ------
NET ASSET VALUE PER SHARE,
  END OF PERIOD ..........   $11.25     $11.48       $13.44          $10.63
                             ======     ======       ======          ======
Total return .............   11.63%(c)  (4.27%)      27.18%           6.30%(c)

RATIO/SUPPLEMENTAL DATA:
  Net assets, at end of
    period (000's) ....... $134,116  $112,935      $137,996         $92,842
  Ratio of expenses to
    average net assets ...    1.20%(b)   1.14%        1.02%           0.91%(b)
  Ratio of net investment
    loss to average net
    assets ...............    0.86%(b)  (0.68%)      (0.50%)         (0.28%)(b)
  Ratio of expenses to
    average net assets (a)    1.20%(b)   1.16%        1.03%           1.17%(b)
  Ratio of net investment
    income to average net
    assets (a)............    0.86%(b)  (0.70%)      (0.51%)         (0.54%)(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

PRINCIPAL                                                                     VALUE
 AMOUNT     SECURITY DESCRIPTION                                             (NOTE 2)
 ------     --------------------                                             --------
            CORPORATE OBLIGATIONS (24.2%) (f)
            AUTOMOTIVE (0.7%)
$  600,000  Delphi Auto Systems Corp., 7.125%, due 05/01/29 ........     $     588,717
   525,000  Ford Motor Co., 6.625%, due 10/01/28 ...................           503,486
   350,000  General Motors, 6.750%, due 05/01/28 ...................           341,287
                                                                         -------------
                                                                             1,433,490
                                                                         -------------
            BANKING (1.7%)
   770,000  BankAmerica Institution, 144A, 8.070%, due 12/31/26 (a)            796,976
   385,000  Chase Manhattan Corp., 6.00%, 2/15/09 ..................           372,210
   620,000  First Chicago NBD Institution, 144A, 7.950%, due
              12/01/26 (a) .........................................           643,451
   575,000  First Union Capital, 8.040%, due 12/01/26 ..............           598,592
    75,000  Great Western Finance, 8.206%, due 02/01/27 ............            77,820
   380,000  Nations Bank, 5.875%, 2/15/09 ..........................           365,009
   475,000  PNC Instit Capital Trust A, 144A, 7.950%, due
              12/15/26(a) ..........................................           480,858
                                                                         -------------
                                                                             3,334,916
                                                                         -------------
            BROADCASTING & PUBLISHING (2.0%)
   560,000  CSC Holdings Inc., 7.875%, due 12/15/07 ................           592,200
   160,000  Lenfest Communications, 8.375%, due 11/01/05 ...........           171,200
   660,000  Lenfest Communications, 7.625%, due 02/15/08 ...........           679,800
   265,000  Multicanal SA, 10.500%, due 04/15/18 ...................           211,338
   245,000  Multicanal SA, 144A, 13.125%, due 04/15/09 (a) .........           249,288
   700,000  News America Corp., 7.280%, due 06/30/28 ...............           698,219
   130,000  News America Holdings, 8.875%, due 04/26/23 ............           151,909
   120,000  News America Holdings, 7.750%, due 01/20/24 ............           125,790
   605,000  Time Warner Inc., 7.570%, due 02/01/24 .................           640,180
   475,000  Time Warner Inc., 6.625%, due 05/15/29 .................           449,435
                                                                         -------------
                                                                             3,969,359
                                                                         -------------
            COMPUTERS (0.3%)
   625,000  AST Research, Inc., 144A, 7.450%, due 10/01/02 (a) .....           598,968
                                                                         -------------
            ELECTRICAL EQUIPMENT (0.2%)
    75,000  Hyundai Semi Conductor, 144A, 8.250%, due 05/15/04 (a) .            64,907
   290,000  Hyundai Semi Conductor, 144A, 8.625%, due 05/15/07 (a) .           239,128
                                                                         -------------
                                                                               304,035
                                                                         -------------
            ENERGY (2.4%)
   465,000  CMS Energy Corp., 7.500%, due 01/15/09 .................           466,495
   670,000  Empresa Nacional Electric, 7.750%, due 07/15/08 ........           673,856
   100,000  Empresa Nacional Electric, 7.325%, due 02/1/37 .........            98,054
   560,000  Enron Corp., 6.950%, due 07/15/28 ......................           545,389
   190,000  Israel Electric, 144A, 7.250%, due 12/15/06 (a) ........           190,969
   305,000  Israel Electric, 144A, 7.750%, due 12/15/27 (a) ........           291,869
   162,241  Mobil Energy Services, 8.665%, due 01/01/17 ............            48,672
   345,000  National Power Corp., 7.875%, due 12/15/06 .............           318,549
   350,000  National Power Corp., 8.400%, due 12/15/16 .............           286,464
   274,000  Niagara Mohawk Power, 7.750%, due 10/01/08 .............           290,691
   350,000  Paiton Energy Funding BV, 144A, 9.340%, due 02/15/14 (a)            76,269
 1,115,000  RAS Laffan Liquid Natural Gas, 144A, 8.294%, due
              03/15/14 (a) .........................................         1,050,970
   445,000  Tennessee Gas Pipeline, 7.000%, due 10/15/28 ...........           437,755
                                                                         -------------
                                                                             4,776,002
                                                                         -------------
            ENVIRONMENTAL SERVICES (0.5%)
   500,000  Browning-Ferris, 7.400%, due 09/15/35 ..................           424,317
   475,000  USA Waste, 7.000%, due 07/15/28 ........................           469,387
                                                                         -------------
                                                                               893,704
                                                                         -------------
            FINANCE (8.4%)
   675,000  Ahold Finance USA Inc., 6.875%, due 05/01/29 ...........           665,305
   365,000  Anthem Insurance, 144A, 9.000%, due 04/01/27 (a) .......           363,504
   155,000  Associates Corp., 6.950%, due 11/01/18 .................           156,134
   810,000  BT Institutional Capital, 144A, 8.090%, due 12/01/26 (a)           826,275
   300,000  Edison Mission, 144A, 7.330%, due 09/15/08 (a) .........           306,669
   365,000  EOP Operating LP, 6.763%, due 06/15/07 .................           358,169
   170,000  EOP Operating LP, 7.250%, due 06/15/28 .................           160,396
   265,000  EOP Operating LP, 7.500%, due 04/19/29 .................           257,614
   270,000  Equifax, Inc., 6.900%, due 07/01/28 ....................           265,023
   505,000  Equitable Cos., 6.500%, due 04/01/08 ...................           506,694
   585,000  Equitable Life, 144A, 6.950%, due 12/01/05 (a) .........           602,935
   545,000  Farmers Exchange Cap, 144A, 7.050%, due 07/15/28 (a) ...           519,603
   475,000  Farmers Insurance Exchange, 144A, 8.625%, due
              05/01/24 (a) .........................................           535,569
   250,000  Florida Property & Casualty, 144A, 7.375%, due
              07/01/03 (a) .........................................           257,184
   500,000  Florida Windstorm, 144A, 6.700%, due 08/25/04 (a) ......           503,802
   515,000  Florida Windstorm, 144A, 7.125%, due 02/25/19 (a) ......           520,221
   380,000  Goldman Sachs Group 144A, 6.50%, due 02/25/09 (a) ......           375,363
   715,000  GS Escrow Corp., 7.125%, due 08/01/05 ..................           714,150
       825  Home Ownership Funding Corp., 144A, 13.331%, (a) (d) ...           753,039
 1,105,000  Hutchison Whampoa Ltd., 144A, 7.450%, due 08/01/17 (a) .         1,058,203
   175,000  Jet Equipment Trust, 144A, 10.000%, due 06/15/12 (a) ...           211,596
   220,000  K-Mart Funding Corp., 8.800%, due 07/01/10 .............           229,239
   240,000  Lehman Brothers Holdings, 8.800%, due 03/01/15 .........           267,651
   115,000  Lehman Brothers Holdings, 8.500%, due 08/01/15 .........           123,255
   625,000  Metropolitan Life Insurance, 144A, 7.450%, due
              11/01/23 (a) .........................................           636,405
   550,000  Nationwide Mutual Life, 144A, 7.500%, due 02/15/24 (a) .           538,471
   500,000  New York Life, 144A, 7.500%, due 12/15/23 (a) ..........           476,292
   485,624  Oil Purchase Co., 144A, 7.100%, due 04/30/02 (a) .......           462,683
   805,000  Petrozuata Finance, Inc., 144A, 8.220%, due 04/01/17 (a)           631,925
   215,000  Prime Property Funding II, 144A, 6.800%, due
              08/15/02 (a) .........................................           214,840
   420,000  Prime Property Funding II, 144A, 7.000%, due
              08/15/04 (a) .........................................           419,378
   780,000  Prudential Insurance Co., 144A, 8.300%, due 07/01/25 (a)           895,697
   263,161  Smart (CFS) 97 6 A1, 7.710%, due 04/15/06 ..............           171,055
   249,143  Smart Sec Multi Asset Rated, 7.450%, due 03/16/06 ......           161,943
   440,000  Washington Mutual Capital, 8.375%, due 06/01/27 ........           463,973
   385,350  World Financial, 144A, 6.910%, due 09/01/13 (a) ........           387,207
   750,000  World Financial, 144A, 6.950%, due 09/01/13 (a) ........           766,875
                                                                         -------------
                                                                            16,764,337
                                                                         -------------
            FOOD (0.4%)
   640,000  Fred Meyer Inc., 7.375%, due 03/01/05 ..................           663,571
   165,000  Fred Meyer Inc., 7.450%, due 03/01/08 ..................           172,530
                                                                         -------------
                                                                               836,101
                                                                         -------------
            HEALTH CARE (1.4%)
   215,000  Columbia HCA Healthcare, 9.000%, due 12/15/14 ..........           218,237
   430,000  Columbia HCA Healthcare, 7.190%, due 11/15/15 ..........           360,249
   325,000  Columbia HCA Healthcare, 7.580%, due 09/15/25 ..........           276,978
   150,000  Columbia HCA Healthcare, 7.050%, due 12/01/27 ..........           117,750
   895,000  Monsanto Co., 144A, 6.600%, due 12/01/28 (a) ...........           842,599
   425,000  Rhone Poulenc Rorer, Inc., 8.620%, due 01/05/21 ........           452,812
   500,000  Tenet Healthcare, 144A, 7.625%, due 06/01/08 (a) .......           486,250
                                                                         -------------
                                                                             2,754,875
                                                                         -------------
            INDUSTRIAL (0.6%)
   330,000  American Standard Co., 7.375%, due 04/15/05 ............           325,875
   905,000  Conoco, Inc., 6.950%, due 04/15/29 .....................           894,839
                                                                         -------------
                                                                             1,220,714
                                                                         -------------
            MINING (0.9%)
   595,000  Glencore Nickel Property Ltd., 9.000%, due 12/01/14 ....           493,106
   515,000  Grupo Minero Mexico, 8.250%, due 04/01/08 ..............           452,556
   965,000  Scotia Pacific Holdings, 144A, 7.710%, due 01/20/14 (a)            733,401
                                                                         -------------
                                                                             1,679,063
                                                                         -------------
            OIL & GAS (0.2%)
   370,000  Oxymar, 144A, 7.500%, due 02/15/16 (a) .................           332,430
                                                                         -------------
            REAL ESTATE INVESTMENT TRUST (0.1%)
   150,000  Host Marriott LP, 144A, 8.375%, due 02/15/06 (a) .......           151,875
                                                                         -------------
            RETAIL (0.8%)
   515,000  Federated Department Stores, 144A, 6.900%, due
              04/01/29 (a) .........................................           496,595
   520,000  Lowes Companies, 144A, 6.500%, due 03/15/29 (a) ........           489,208
   560,000  Saks Inc., 7.375%, due 02/15/19 ........................           542,667
                                                                         -------------
                                                                             1,528,470
                                                                         -------------
            TELECOMMUNICATIONS (2.5%)
   865,000  AT&T Corp., 6.500%, due 03/15/29 .......................           837,969
   525,000  Cable & Wireless Communications, 6.750%, due 12/01/08 ..           522,811
   160,000  Comcast Cable Communication, 8.375%, due 05/01/07 ......           178,507
   400,000  Continental Cablevision, 8.300%, due 05/15/06 ..........           438,216
    85,000  Cox Communications, 6.800%, due 08/01/28 ...............            82,114
   630,000  Intermedia Communication, 0.000%, due 07/15/07 .........           483,525
   195,000  Intermedia Communication, 8.500%, due 01/15/08 .........           194,513
    75,000  Intermedia Communication, 8.600%, due 06/01/08 .........            75,000
   585,000  Qwest Communications International, 0.000%, due 02/01/08           465,806
   300,000  Qwest Communications International, 144A, 7.500%,
              due 11/01/08 (a)  ....................................           313,875
   200,000  Rogers Cable Systems, 10.000%, due 03/15/05 ............           225,000
   200,000  Rogers Cantel, Inc., 144A, 8.300%, due 10/01/07 (a) ....           209,250
   990,000  WorldCom, Inc., 6.950%, due 08/15/28 ...................           983,150
                                                                         -------------
                                                                             5,009,736
                                                                         -------------
            TRANSPORTATION (1.1%)
   175,841  Continental Airlines, 7.461%, due 04/01/15 .............           185,491
   692,823  Continental Airlines, 6.648%, due 09/15/17 .............           697,166
   190,000  Continental Airlines, 6.545%, due 02/02/19 .............           187,420
   190,000  Union Pacific Corp., 6.790%, due 11/09/07 ..............           193,193
   385,000  Union Pacific Corp., 6.625%, due 02/01/08 ..............           385,391
   510,000  Union Pacific Corp., 6.625%, due 02/01/29 ..............           473,656
                                                                         -------------
                                                                             2,122,317
                                                                         -------------
            TOTAL CORPORATE OBLIGATIONS (COST $48,816,930) .........        47,710,392
                                                                         -------------
            ASSET BACKED SECURITIES (6.0%) (f)
   489,489  Alcoa Aluminum 96-1, 144A, 7.500%, due 12/16/08 (a) ....           462,012
   605,000  Arcadia Automobile Receivables Trust, 97 C A4, 6.375%,
              due 01/15/03 .........................................           613,289
   750,000  Arcadia Automobile Receivables Trust, 97 D, 6.200%,
              due 05/15/03 .........................................           757,643
   675,000  Arcadia Automobile Receivables Trust, 98 A A3, 5.900%,
              due 11/15/02 .........................................           679,226
   409,840  Chevy Chase Auto Receivables Trust, 97 4 A, 6.250%,
              due 06/15/04 .........................................           412,241
 1,150,000  Citibank Credit 98 7A, 4.936%, due 05/15/02 (c) ........         1,149,390
   213,435  Daimler-Benz AGT 1997-A Class A, 6.050%, due 03/31/05 ..           214,910
   875,000  Daimler-Benz Vehicle Trust 98 A A2, 5.230%,
              due 12/20/01 .........................................           873,224
 1,014,689  First Security Auto Grantor Trust 97 B A, 6.100%,
              due 04/15/03 .........................................         1,021,761
   553,314  First Security Auto Grantor Trust 98 A A, 5.970%,
              due 04/15/04 .........................................           557,176
   675,000  First USA Credit Card Master Trust 97 10 A, 5.030%,
              due 09/17/03 (c) .....................................           674,750
   615,061  Ford Credit Auto Owner Trust 97 B A3, 6.050%,
              due 04/15/01 .........................................           617,762
   540,241  Honda Auto Receivables Grantor Trust 97 A, 5.850%,
              due 02/15/03 .........................................           542,488
   200,005  Long Beach Acceptance Auto Grantor Trust 97 2 A, 144A,
              6.690%, due 09/25/04 (a) .............................           200,946
   980,888  Nissan Auto Receivables Grantor Trust 97 A, 6.150%,
              due 02/15/03 .........................................           987,372
   497,847  Textron Financial Corporation Receivable 144A, 5.820%,
              due 01/15/02 (a) .....................................           498,965
   588,221  WFS Auto 97D A3, 6.250%, due 03/20/02 ..................           591,915
   922,403  World Omni Automobile Lease Securitization 97 B A2,
              6.080%, due 11/25/03 .................................           924,423
                                                                         -------------
            TOTAL ASSET BACKED SECURITIES
              (COST $11,769,378) ...................................        11,779,493
                                                                         -------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (10.5%) (f)
    90,608  American Southwest Financial Securities Corp., 7.300%,
              due 01/18/09 .........................................            92,928
 4,289,237  American Southwest Financial Securities Corp. 93 2 S1
              IO, 1.091%, due 01/18/19 (c) .........................           136,368
   152,618  Asset Securitization Corp. 95 d1 A1, 7.590%,
              due 08/11/27 .........................................           159,790
   992,137  Asset Securitization Corp. 95 md4 A1, 7.100%,
              due 08/13/29 .........................................         1,026,550
 1,189,457  Asset Securitization Corp. 95 md4 CS2 IO, 2.334%,
              due 08/13/29 (c) .....................................           171,972
   500,000  Asset Securitization Corp. 96 md6 A1B, 6.880%,
              due 11/13/26 .........................................           509,320
   275,000  Asset Securitization Corp. 96 MDS A1C SEQ, 7.040%,
              due 11/13/26 .........................................           280,423
   270,493  B A Mortgage Securities, Inc., 5.439%, due 07/25/26 (c)            270,634
   899,439  Banc One Home Equity Trust 99 1 A1, 6.060%, due 01/25/12           899,804
   550,551  BankBoston Home Equity Loan Trust 98 2 A1, 6.280%,
              due 11/25/10 .........................................           551,883
 1,016,881  Centex Home Equity 99 1 A1, 6.070%, due 03/25/18 .......         1,016,281
   900,000  Comed Transitional Funding Trust 98 1 A1, 5.380%,
              due 03/25/02 .........................................           901,575
   481,104  Contimortgage Home Equity Loan Trust 98 2 A2B, 4.956%,
              due 03/15/13 (c) .....................................           480,561
   925,070  Contimortgage Home Equity Loan Trust 99 1 A1, 6.010%,
              due 12/25/13 .........................................           925,514
 2,693,790  DLJ Mortgage Acceptance Corp., 144A 97 CF1 S IO, 1.091%,
              due 03/15/17 (a) (c) .................................           126,107
   150,000  Dr Structured Financial Trust, 1993-K1 A2, 7.430%,
              due 08/15/18 .........................................           141,730
   289,338  Dr Structured Financial Trust, 1994-K1 A1, 7.600%,
              due 08/15/07 .........................................           290,530
   250,000  Dr Structured Financial Trust, 1994-K1 A2, 8.375%,
              due 08/15/15 .........................................           256,251
    75,000  Dr Structured Financial Trust, 1994-K2, 9.350%, due                 77,815
   190,574  EQCC Home Equity Loan Trust 98 1 A1F, 6.210%,
              due 12/15/07 .........................................           190,562
   693,113  EQCC Home Equity Loan Trust 98 2 A1F, 6.235%,
              due 04/15/08 .........................................           694,173
   824,093  EQCC Home Equity Loan Trust 99 1 A1F, 5.770%,
              due 05/20/10 .........................................           823,723
 5,431,289  GMAC 96 C1 X2 IO, 1.859%, due 03/15/21 (c) .............           339,266
 2,181,409  GMAC 97 C2 X IO, 1.260%, due 04/25/29 (c) ..............           142,980
   950,000  Green Tree Financial Corp. 99 1 A2, 5.430%,
              due 11/01/06 .........................................           950,152
 1,350,000  Green Tree Financial Corp. 99 2 A1, 5.600%,
              due 12/01/30 .........................................         1,345,234
   950,000  Green Tree Home Equity Loan Trust 98 A A2, 6.040%,
              due 06/15/29 .........................................           955,140
   267,805  Green Tree Home Equity Loan Trust 98 C A1, 5.950%,
              due 07/15/29 .........................................           268,215
   695,169  Green Tree Home Improvement Loan Trust 98 E HIA 1,
              5.907%, due 08/15/07 .................................           697,547
 1,279,344  GS Mortgage Securities Corp. IO 97 GL X2, 0.715%,
              due 07/31/30 (c) .....................................            53,344
   605,000  HMH Properties, 7.875%, due 08/01/05 ...................           595,925
   700,230  Indymac HEL 98 A A1, 5.069%, due 09/25/20 (c) ..........           699,417
    70,991  Mortgage Capital Funding 1995 MC1 A1B, 7.600%,
              due 05/25/27 .........................................            70,864
   483,065  Moserv, Inc. 96 2 1A1, 5.850%, due 11/25/26 (c) ........           486,026
 1,000,000  Option One 99 2 A1, 5.880%, due 05/25/29 ...............           999,493
   758,501  Salomon Brothers Mortgage Securities VII 98 NC7 A1,
              6.063%, due 01/25/29 .................................           757,842
   685,529  UCFC Home Equity Loan, 5.046%, due 12/15/12 (c) ........           685,433
   750,000  UCFC Home Equity Loan 97 D A2, 6.475%, due 06/15/12 ....           753,458
   440,067  WFS Financial Owner Trust 97C A3, 6.100%,
              due 03/20/02 .........................................           442,962
   519,305  WFS Financial Owner Trust 98 A A2, 5.783%,
              due 11/20/00 .........................................           519,608
                                                                         -------------
            TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS (COST $26,557,872) .......................        20,787,400
                                                                         -------------
            U.S. GOVERNMENT AND GOVERNMENT AGENCY
              OBLIGATIONS (59.5%) (f)
            FEDERAL GOVERNMENT LOAN MORTGAGE CORPORATION (13.3%)
26,950,000  6.000% TBA, due 05/15/29 to 06/15/29 (b) ...............        26,141,846
                                                                         -------------
            FEDERAL HOME LOAN MORTGAGE CORP. (1.4%)
   165,417  9.500%, due 12/01/16 ...................................           177,854
 2,225,944  10.000%, due 11/01/16 to 03/01/21 ......................         2,411,799
    89,395  10.500%, due 10/01/11 to 11/01/18 ......................            97,685
    54,588  11.000%, due 09/01/16 ..................................            61,071
                                                                         -------------
                                                                             2,748,409
                                                                         -------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.9%)
58,275,000  6.00% TBA, due 04/01/29 to 06/01/29 (b) ................        56,465,203
   798,780  9.500%, due 08/01/22 ...................................           858,362
 1,956,148  10.000%, due 11/01/18 to 05/01/22 ......................         2,110,759
 1,310,276  10.500%, due 06/01/09 to 10/01/18 ......................         1,421,484
    77,799  96 14 PC, 0.000%, due 12/25/23 .........................            59,513
    66,239  96 54 O, 0.000%, due 11/25/23 ..........................            50,585
 6,387,298  IO 1534 K, 2.463%, due 06/15/23 (c) ....................           334,056
   539,699  2054 FC, 5.326%, due 05/15/28 (c) ......................           540,407
   859,480  98 22 FA, 5.329%, due 04/18/28 (c) .....................           858,870
   345,352  94 50 FD, 5.388%, due 03/25/24 (c) .....................           342,783
   276,184  97 70 FA, 5.388%, due 07/18/20 (c) .....................           276,615
   452,570  1710 D, 5.388%, due 06/15/20 (c) .......................           454,224
   369,200  1546 FC, 5.438%, due 12/15/21 (c) ......................           371,107
   269,159  97 43 FM, 5.438%, due 07/18/27 (c) .....................           268,940
   145,394  94-97, 5.637%, due 03/25/24 (c) ........................           146,687
    31,935  1933 FO, 5.687%, due 03/15/25 (c) ......................            31,987
    18,461  1933 FM, 5.687%, due 03/15/25 (c) ......................            18,491
   265,000  1632 SA, 6.621%, due 11/15/23 (c) ......................           243,323
 1,850,809  IO 186, 8.000%, due 08/01/27 ...........................           377,102
 1,902,261  IO 85 PR, 8.000%, due 07/15/27 .........................           446,270
 2,172,313  IO 291 2, 8.000%, due 11/01/27 .........................           410,932
 2,233,054  IO 270 2, 8.500%, due 09/01/23 .........................           476,837
     1,000  INV IO 97 30 SP, due 04/25/22, .........................           109,347
       484  INV IO 92 89 SQ, due 06/25/22 ..........................            39,338
                                                                         -------------
                                                                            66,713,222
                                                                         -------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (11.0%)
 2,424,960  6.125%, due 10/20/27 to 12/20/27 .......................         2,455,024
   313,005  6.500%, due 01/20/28 ...................................           317,508
 2,928,493  6.625%, due 07/20/25 to 09/20/27 .......................         2,977,518
 4,053,291  6.875%, due 2/20/25 to 6/20/25 .........................         4,146,438
 2,467,831  9.000%, due 12/15/17 to 11/15/24 .......................         2,649,219
 2,823,082  9.500%, due 12/15/17 to 12/15/21 .......................         3,056,003
 3,238,441  10.000%, due 11/15/15 to 03/15/25 ......................         3,564,750
   863,643  10.500%, due 06/15/16 to 04/15/25 ......................           959,915
 1,309,306  11.000%, due 01/15/10 to 01/15/19 ......................         1,472,766
    20,658  11.500%, due 02/15/16 ..................................            23,431
    27,094  13.500%, due 11/15/14 ..................................            31,676
                                                                         -------------
                                                                            21,654,248
                                                                         -------------
            TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
              (COST $112,189,601) ..................................       117,257,725
                                                                         -------------
            U.S. TREASURY OBLIGATIONS (19.8%) (f)
   900,000  U.S. Treasury Bonds, 8.750%, due 08/15/20 ..............         1,202,907
 3,000,000  U.S. Treasury Notes, 4.500%, due 01/31/01 ..............         2,971,875
 7,850,000  U.S. Treasury Notes, 7.50%, due 02/15/05 ...............         8,679,157
 4,925,000  U.S. Treasury Notes, 6.625%, due 05/15/07 ..............         5,303,609
 3,312,365  U.S. Treasury Notes, Inflation Index, 3.625%, due
              07/15/02 .............................................         3,304,084
 8,383,753  U.S. Treasury Notes, Inflation Index, 3.375%, due
              01/15/07 .............................................         8,085,082
 3,741,848  U.S. Treasury Notes, Inflation Index, 3.625%, due
              01/15/08 .............................................         3,662,334
14,575,000  U.S. Treasury Strips, 0.000%, due 02/15/19 .............         4,430,057
 5,250,000  U.S. Treasury Strips, 0.000%, due 08/15/20 .............         1,457,972
                                                                         -------------
            TOTAL U.S. TREASURY OBLIGATIONS
              (COST $40,022,160) ...................................        39,097,077
                                                                         -------------
            YANKEE BONDS (1.7%) (f)
 1,130,000  Mexico Series A, 6.25%, 12/31/19 .......................           939,492
   500,000  Mexico Series B, 6.25%, 12/31/19 .......................           400,000
   380,000  Republic of Argentina, 11.750%, due 04/07/09 ...........           393,180
   520,000  Republic of Argentina, 6.000%, due 03/31/23 ............           370,500
   740,000  Republic of Columbia, 8.700%, due 02/15/16 .............           635,209
   520,000  Republic of Korea, 8.875%, due 04/15/08 ................           564,889
                                                                         -------------
            TOTAL YANKEE BONDS (COST $3,204,040) ...................         3,303,270
                                                                         -------------
            SHORT TERM INVESTMENTS (8.1%) (f)
            DISCOUNT NOTES (5.9%)
 2,000,000  Federal National Mortgage Association, due 05/11/99 ....         1,997,898
 9,500,000  Federal Home Loan Mortgage Corporation, due 05/17/99 ...         9,482,530
                                                                         -------------
                                                                            11,480,428
                                                                         -------------
            MONEY MARKET FUND (2.2%)
 4,411,083  Dreyfus Cash Management Fund ...........................         4,411,083
                                                                         -------------
            TOTAL SHORT TERM INVESTMENTS (COST $15,888,425) ........        15,891,511
                                                                         -------------

TOTAL INVESTMENTS (COST $258,448,406) (g) 129.8% ...................       255,826,868

LIABILITIES IN EXCESS OF OTHER ASSETS (29.8%) ......................      (58,799,982)
                                                                         -------------
TOTAL NET ASSETS 100.0% ............................................     $ 197,026,886
                                                                         =============

IO              -  Interest Only
INV             -  Inverse Floating Rate Note

(a) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security purchased on a delayed delivery basis collateralized by cash and cash equivalents.
(c) Represents a variable rate note. Interest rate disclosed represents current rate at April 30, 1999.
(d) Preferred Stock.
(e) For Federal income tax purposes, the cost of securities owned at April 30,
    1999 resulted in net unrealized depreciation of securities as follows:
        Gross unrealized appreciation ..........................  $ 1,497,282
        Gross unrealized depreciation .........................    (4,118,820)
                                                                  -----------
        Net unrealized depreciation ............................  $(2,621,538)
                                                                  ===========
(f) Percentages based on net assets at April 30, 1999.
(g) A large portion of the portfolio pricing procedures are carried out by a separate division of the sub-adviser.

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS (h)
                                                                                    NET
                                                                                 UNREALIZED
                                                                                APPRECIATION
    EXPIRATION       NUMBER OF                                  CONTRACT       (DEPRECIATION)
       DATE          CONTRACTS    CONTRACTS                      VALUE          OF CONTRACTS
    ----------       ---------    ---------                      -----          ------------
Long Positions:
6/30/99                 40        Municipal Bond Index           $4,927,500          $11,942
6/30/99                 20        U.S. Treasury 10 Yr. Note       2,293,750            1,140
Short Positions:
6/30/99                 33        U.S. Treasury Long Bond         3,966,188           49,697
                                                                                     -------
NET UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS                                $62,779
                                                                                     =======
(h) All of the open financial futures contracts are collateralized by cash and cash equivalents.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
                                                                                                     VALUE
SECURITY DESCRIPTION                                                                 SHARES         (NOTE 2)
--------------------                                                                 ------         --------
COMMON STOCKS (95.4%)
AUSTRALIA (5.3%)
Australia & New Zealand Bank Group ............................................        220,584     $  1,745,944
Broken Hill Proprietary Co. Ltd. ..............................................         85,258          963,134
Broken Hill Proprietary Co. Ltd. ADR ..........................................         83,800        1,885,500
Coca-Cola Amatil Ltd. .........................................................        257,001        1,218,813
Coles Myer Ltd. ...............................................................        409,709        2,175,198
Lend Lease Corp. Ltd. .........................................................        105,318        1,418,795
News Corp. Ltd. ...............................................................         26,900          225,261
News Corp. Ltd. ADR ...........................................................          8,275          269,972
Westpac Banking Corp. Ltd. ....................................................        255,000        1,945,170
WMC Ltd. ......................................................................        354,952        1,532,657
                                                                                                   ------------
                                                                                                     13,380,444
                                                                                                   ------------
BRAZIL (0.0%)
Centrais Geradoras Do Sul do Brasil ADR .......................................          4,920           20,019
                                                                                                   ------------
CANADA (7.1%)
Bank of Montreal ..............................................................         12,821          534,282
Bombardier Inc. Class B .......................................................        169,000        2,617,820
National Bank of Canada .......................................................         52,100          839,171
Newbridge Networks Corp. ADR (b) ..............................................         39,500        1,461,960
Newcourt Credit Group, Inc. ...................................................         70,800        1,977,450
Nortel Networks Corp. ADR .....................................................         20,000        1,363,750
Royal Bank of Canada ..........................................................         48,500        2,363,502
Suncor Energy, Inc. ...........................................................         39,000        1,555,125
The Bank of Nova Scotia .......................................................         75,000        1,781,186
Thompson Corp. ................................................................        115,262        3,476,036
                                                                                                   ------------
                                                                                                     17,970,282
                                                                                                   ------------
FINLAND (4.2%)
Metra OY B Shares .............................................................         61,000        1,519,580
Nokia Corp. Sponsored ADR .....................................................          8,000          593,500
Nokia Oyj - Class A ...........................................................         74,800        5,772,044
UPM-Kymmene ...................................................................         87,000        2,636,615
                                                                                                   ------------
                                                                                                     10,521,739
                                                                                                   ------------
FRANCE (6.1%)
Banque Nationale De Paris .....................................................          5,000          414,921
Bouygues ......................................................................          3,744          952,871
Compagnie De Saint Gobain .....................................................         11,000        1,890,814
Groupe Danone .................................................................          4,900        1,311,352
Paribas .......................................................................          8,300          883,240
Peugeot SA ....................................................................         11,000        1,826,817
Renault SA ....................................................................         29,300        1,228,582
Suez Lyonnaise Des Eaux-Dumez .................................................          5,200          885,589
Synthelabo ....................................................................         11,600        2,374,335
Television Francaise ..........................................................         10,000        1,956,926
Valeo .........................................................................         18,460        1,562,156
                                                                                                   ------------
                                                                                                     15,287,603
                                                                                                   ------------
GERMANY (9.3%)
Bayerische Motoren Werke AG ...................................................            800          573,750
Bayerische Motoren Werke AG New Shares (b) ....................................            600          423,013
Deutsche Telekom AG ...........................................................         98,400        3,882,457
Mannesmann AG .................................................................         78,500       10,346,429
Metallgesellschaft AG .........................................................         83,300        1,591,349
Muenchener Rueckversicherung-Gesellschaft AG ..................................          2,900          582,847
Muenchener Rueckversicherung-Gesellschaft AG - new Reg. (b) ...................          2,900          576,712
Siemens AG ....................................................................         53,000        3,924,431
Thyssen Krupp AG (b) ..........................................................         66,000        1,445,164
                                                                                                   ------------
                                                                                                     23,346,152
                                                                                                   ------------
HONG KONG (1.9%)
Hang Seng Bank ................................................................        203,000        2,402,855
Hong Kong Electric Holdings ...................................................        254,000          809,387
Hong Kong Telecom Ltd. ........................................................        610,800        1,642,973
                                                                                                   ------------
                                                                                                      4,855,215
                                                                                                   ------------
ITALY (4.8%)
Alleanza Assicurazioni SpA Azione Nom .........................................            330            3,962
Assicurazioni Generali ........................................................         69,000        2,689,610
ENI SpA .......................................................................        274,400        1,808,319
Telecom Italia Mobile DNRC ....................................................        988,000        3,312,981
Telecom Italia SpA ............................................................        163,611        1,742,789
Telecom Italia SpA RNC ........................................................        452,000        2,433,655
                                                                                                   ------------
                                                                                                     11,991,316
                                                                                                   ------------
JAPAN (22.2%)
Acom Co., Ltd. ................................................................         11,700          877,672
Advantest Corp. ...............................................................         34,500        2,640,055
Asahi Breweries Ltd. ..........................................................        215,000        2,803,956
Hirose Electronics Co., Ltd. ..................................................         34,000        3,163,188
Hitachi Ltd. ..................................................................        150,000        1,096,304
Honda Motor Co., Ltd. .........................................................         40,000        1,763,473
Hoya Corp. ....................................................................         49,000        2,566,843
Keyence Corp. .................................................................         16,500        2,481,016
Kyocera Corp. .................................................................         19,600        1,164,731
Murata Manufacturing Co., Ltd. ................................................         62,000        3,549,240
Nichiei Co., Ltd. .............................................................         25,040        2,172,190
Nikon Corp. ...................................................................         51,000          701,031
Nintendo Corp. ................................................................         32,800        3,059,794
Nippon Telegraph & Telephone Corp. ............................................            138        1,503,646
Nissan Motors (b) .............................................................        480,000        1,842,595
Nomura Securities Co., Ltd. ...................................................         15,000          161,931
NTT Mobile Communications .....................................................             40        2,346,828
Rohm Co. ......................................................................         18,000        2,172,492
Sakura Bank Ltd. ..............................................................        170,000          656,860
Sankyo Co., Ltd. ..............................................................            500           10,498
Shiseido Co. ..................................................................        161,000        2,536,921
Sony Corp. ....................................................................          3,300          240,634
Sony Corp. ADR ................................................................         54,400        5,083,898
Sony Music Entertainment Corp. ................................................          1,100          101,750
Suzuki Motor Corp. ............................................................         96,000        1,367,865
Takefuji Corp. ................................................................         28,200        2,339,955
Tokyo Electron Ltd. ...........................................................        103,900        5,921,716
Yasuda F & M Insurance Co., Ltd. ..............................................        244,000        1,353,851
                                                                                                   ------------
                                                                                                     55,680,933
                                                                                                   ------------
MALAYSIA (0.1%)
Malaysian Airlines System Berhad ..............................................        412,000          260,361
Sime Darby Berhad .............................................................         53,655           49,052
                                                                                                   ------------
                                                                                                        309,413
                                                                                                   ------------
MEXICO (1.8%)
Cemex, S.A. de CV B Shares ....................................................         74,100          689,693
Cemex, S.A. de CV ADR .........................................................          3,900           36,300
Panamerican Beverage Inc., Class A ............................................         55,000        1,213,438
Telefonos de Mexico SA ADR ....................................................         33,600        2,545,199
                                                                                                   ------------
                                                                                                      4,484,630
                                                                                                   ------------
NETHERLANDS (4.2%)
Aegon NV ......................................................................         37,456        3,595,595
ASM Lithography Holding NV (b) ................................................         68,000        2,870,018
Heineken NV ...................................................................         30,000        1,507,362
KON Ahold NV ..................................................................         71,793        2,669,379
                                                                                                   ------------
                                                                                                     10,642,354
                                                                                                   ------------
NORWAY (1.3%)
Norsk Hydro ASA ...............................................................         44,000        1,970,781
Norsk Hydro ASA ADR ...........................................................          3,300          146,025
Orkla ASA A Shares ............................................................         68,000        1,141,612
                                                                                                   ------------
                                                                                                      3,258,418
                                                                                                   ------------
SINGAPORE (0.6%)
Singapore Press Holdings Ltd. .................................................        100,370        1,477,159
                                                                                                   ------------
SOUTH AFRICA (1.2%)
De Beers Consolidated Mines Ltd. ..............................................         79,000        1,935,500
Sasol Ltd. ....................................................................        153,300        1,084,462
                                                                                                   ------------
                                                                                                      3,019,962
                                                                                                   ------------
SOUTH KOREA (0.9%)
Samsung Electronics Ltd. ......................................................         53,520        2,283,966
                                                                                                   ------------
SPAIN (1.1%)
Corporacion Mapfre ............................................................         18,676          380,095
Telefonica S.A ................................................................         53,257        2,498,464
                                                                                                   ------------
                                                                                                      2,878,559
                                                                                                   ------------
SWEDEN (1.6%)
Forenings Sparbanken ..........................................................         46,000        1,010,929
Hennes & Mauritz AB B Shares ..................................................         20,500        1,770,433
Telefonaktiebolaget LM Ericsson ADR ...........................................          1,200           32,400
Telefonaktiebolaget LM Ericsson - B Shares ....................................         44,020        1,158,283
                                                                                                   ------------
                                                                                                      3,972,045
                                                                                                   ------------
SWITZERLAND (3.6%)
Compagnie Financiere Richemont AG .............................................            990        1,684,858
Holderbank Financiere Glaris Ltd. - Class B ...................................          1,630        1,966,651
Nestle ........................................................................            509          942,729
Novartis AG Registered ........................................................          1,064        1,558,793
Schweizerische Rueckversicherungs - Reg .......................................            310          678,900
Swisscom AG (b) ...............................................................          6,003        2,205,537
                                                                                                   ------------
                                                                                                      9,037,468
                                                                                                   ------------
TAIWAN (1.9%)
Asustek Computer Inc. (b) .....................................................        180,600        2,442,615
Taiwan Semiconductor ADR (b) ..................................................         96,660        2,319,840
                                                                                                   ------------
                                                                                                      4,762,455
                                                                                                   ------------
TURKEY (0.5%)
Turkiye IS Bankasi GDR ........................................................        250,600        1,231,975
                                                                                                   ------------
UNITED KINGDOM (15.7%)
AstraZeneca plc ...............................................................         79,000        3,090,194
AstraZeneca plc ADR ...........................................................          1,800           70,290
AstraZeneca plc SS ............................................................         93,551        3,656,245
Barclays plc ..................................................................        110,000        3,476,906
BG plc ........................................................................        202,000        1,132,615
BOC Group plc .................................................................        143,900        2,281,152
Cadbury Schweppes plc .........................................................         82,200        1,096,238
Caradon plc ...................................................................        400,000        1,022,524
Coca-Cola Beverages plc (b) ...................................................        195,570          412,529
Enterprise Oil plc ............................................................        100,000          713,838
Invensys plc ..................................................................        630,900        3,240,768
Morgan Crucible Co. plc .......................................................        106,110          484,497
National Westminster Bank plc .................................................         96,876        2,331,603
Orange plc (b) ................................................................         84,100        1,143,887
Reckitt & Colman plc ..........................................................          6,390           75,921
Reuters Group plc .............................................................        206,666        2,797,678
Reuters Group plc ADR .........................................................            780           63,863
Royal & Sun Alliance Insurance Group plc ......................................        140,000        1,206,450
Shell Transport & Trading Co. .................................................        219,000        1,639,005
Standard Chartered plc ........................................................        149,800        2,707,040
Storehouse plc ................................................................        420,000          979,115
T.I. Group plc ................................................................        190,000        1,577,758
Tate & Lyle plc ...............................................................        240,000        1,650,509
Tomkins plc ...................................................................        280,000        1,189,569
United Utilities plc ..........................................................        136,487        1,542,635
                                                                                                   ------------
                                                                                                     39,582,829
                                                                                                   ------------
TOTAL COMMON STOCK (COST $179,832,472) .......................................................      239,994,936
                                                                                                   ------------
PREFERRED STOCKS (1.0%)
AUSTRALIA (0.3%)
News Corp. Ltd. ...............................................................        104,586          816,881
NEC Corp. .....................................................................        151,000        1,804,761
                                                                                                   ------------
TOTAL PREFERRED STOCK (COST $2,045,744) ......................................................        2,621,642
                                                                                                   ------------
RIGHTS & WARRANTS (0.0%)
SPAIN (0.0%)
Telefonica S.A ................................................................         53,257           49,575
                                                                                                   ------------
TOTAL RIGHTS AND WARRANTS (COST $0) ..........................................................           49,575
                                                                                                   ------------
REPURCHASE AGREEMENTS (3.0%)
UNITED STATES (3.0%)
BCR 4.15%, 05/03/99 (Collateralized by $6,895,039 U.S. Treasury Note,
  7.50%, 02/15/05 -
Market Value - $7,787,025) ....................................................      7,634,338        7,634,338
                                                                                                   ------------
TOTAL REPURCHASE AGREEMENTS (COST $7,634,338) ................................................        7,634,338
                                                                                                   ------------
CONVERTIBLE BONDS (0.4%)
JAPAN (0.4%)
Asahi Breweries, 1.00%, 12/26/03, Converts to 858.3691 Shares Until 12/25/03,
  Callable on 1/01/00 @ 103 ...................................................     14,000,000     $   157,237
Sakura Finance, 0.75%, 10/01/01, Converts to 12,000 Shares Until 9/30/01 ......    120,000,000         919,035
                                                                                                   ------------
TOTAL CONVERTIBLE BONDS (COST $1,207,138) ....................................................       1,076,272
                                                                                                   ------------
TOTAL INVESTMENTS (99.9%)
  Identified Cost ($190,719,692) (a) .........................................................      251,376,763
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%) .................................................          313,725
                                                                                                   ------------
TOTAL NET ASSETS (100.0%) ....................................................................     $251,690,488
                                                                                                   =============
Percentages indicated are based on net assets of $251,690,488.
ADR           = American depository receipt
GDR           = Global depositary receipt

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
          Unrealized appreciation ..................... $68,657,884
          Unrealized depreciation ....................   (8,000,813)
                                                        -----------
          Net unrealized appreciation ................. $60,657,071
                                                        ===========
(b) Represents non-income producing security.

SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                PRINCIPAL                                              NET
                                                  VALUE                                             UNREALIZED
EXPIRATION          CONTRACT TO                   LOCAL                             VALUE         APPRECIATION/
   DATE             DELIVER/RECEIVE             CURRENCY        COST U.S.$        (NOTE 2)        (DEPRECIATION)
----------          ---------------             --------        ----------        --------        --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:
07/30/99            Australian Dollar            1,880,776      $ 1,189,784      $ 1,244,152          $  54,368
07/30/99            British Pound                  724,462        1,168,992        1,163,924             (5,068)
05/06/99            Euro Dollar                    692,853          787,415          733,190            (54,225)
05/10/99            Euro Dollar                  1,059,977        1,200.000        1,121,986            (78,014)
07/06/99            Euro Dollar                    287,595          311,056          305,598             (5,458)
07/22/99            Euro Dollar                    203,244          216,994          216,186               (808)
08/04/99            Euro Dollar                    210,082          224,064          223,651               (413)
05/06/99            Japanese Yen                71,000,000          645,689          595,579            (50,110)
06/04/99            Japanese Yen               129,368,000        1,215,065        1,089,494           (125,571)
06/04/99            Japanese Yen               295,176,000        2,500,263        2,485,873            (14,390)
05/03/99            Swedish Krone                1,073,497          128,315          127,544               (771)
                                                                -----------      -----------          ---------
                                                                $ 9,587,637      $ 9,307,177          $(280,460)
                                                                -----------      -----------          ---------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:
07/30/99            Australian Dollar            1,880,776      $ 1,190,769      $ 1,244,152          $ (53,383)
05/05/99            British Pound                   40,058           64,780           64,399                381
07/30/99            British Pound                  724,462        1,189,784        1,163,924             25,860
08/04/99            British Pound                  139,230          224,064          223,686                378
07/22/99            Euro Dollar                    203,244          218,000          216,186              1,814
05/06/99            Japanese Yen                89,481,900          787,416          750,614             36,802
05/06/99            Japanese Yen                71,000,000          627,375          595,579             31,796
05/06/99            Japanese Yen                16,997,104          141,102          142,579             (1,477)
05/07/99            Japanese Yen                 7,787,281           65,305           65,332                (27)
05/07/99            Japanese Yen                 3,573,079           29,970           29,977                 (7)
05/17/99            Japanese Yen               184,240,760        1,628,000        1,547,828             80,172
06/04/99            Japanese Yen               424,544,000        3,200,000        3,575,366           (375,366)
07/06/99            Japanese Yen                37,025,040          311,056          313,166             (2,110)
08/02/99            Japanese Yen               182,148,890        1,603,000        1,546,706             56,294
08/04/99            Japanese Yen                93,304,500          850,000          792,505             57,495
08/27/99            Japanese Yen               123,808,000        1,060,000        1,054,894              5,106
10/13/99            Japanese Yen               189,354,000        1,650,000        1,623,681             26,319
05/17/99            Singapore Dollars              322,401          188,000          190,143             (2,143)
                                                                -----------      -----------          ---------
                                                                $15,028,621      $15,140,716          $(112,096)
                                                                -----------      -----------          ---------

NET UNREALIZED DEPRECIATION ON OPEN
  FORWARD FOREIGN CURRENCY CONTRACTS .......................................................          $(392,556)
                                                                                                      =========

                                        See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
                                                                                                     VALUE
SECURITY DESCRIPTION                                                                SHARES          (NOTE 2)
--------------------                                                                ------          --------
COMMON STOCKS (96.6%)
AIRLINES (1.0%)
Atlas Air, Inc. (b) ...........................................................         57,750     $  1,674,750
Skywest, Inc. .................................................................         20,100          522,600
                                                                                                   ------------
                                                                                                      2,197,350
                                                                                                   ------------
BROADCASTING (2.0%)
Entercom Communications Corp. (b) .............................................          1,000           37,125
Hearst - Argyle Television, Inc. (b) ..........................................         14,700          374,850
Heftel Broadcasting Corp. (b) .................................................         21,200        1,152,750
Jacor Communications, Inc. (b) ................................................         35,025        2,810,756
                                                                                                   ------------
                                                                                                      4,375,481
                                                                                                   ------------
BUSINESS SERVICES (18.4%)
ABR Information Services, Inc. ................................................         55,200          966,000
Boron Lepore & Associates .....................................................         82,300          843,575
Bright Horizons Family Solutions, Inc. ........................................         16,700          359,050
Ceridian Corp. ................................................................         52,800        1,933,800
Critical Path, Inc. (b) .......................................................            100            9,950
Dendrite International, Inc. (b) ..............................................         58,224        1,506,546
DST Systems, Inc. (b) .........................................................         73,058        4,255,628
Federated Investors ...........................................................         60,300          968,569
Franklin Covey Co. (b) ........................................................         22,500          217,969
Galileo International, Inc. ...................................................         50,100        2,454,899
Gemstar International Group, Ltd. .............................................         92,100        9,705,037
Global DirectMail Corp. (b) ...................................................         18,950          288,988
Infousa, Inc. (Class A) .......................................................         75,345          527,415
Infousa, Inc. (Class B) .......................................................         38,845          279,198
Interim Services, Inc. (b) ....................................................         84,324        1,465,130
International Network Services (b) ............................................         13,950          530,100
Memberworks, Inc. (b) .........................................................         16,700          730,625
META Group, Inc. (b) ..........................................................         78,570          716,951
Modis Professional Services ...................................................        107,064        1,237,928
National Processing, Inc. (b) .................................................         81,300          477,638
Parexel International Corp. ...................................................        130,100        3,130,530
Personnel Group Of America, Inc. ..............................................         30,100          274,663
Renaissance Worldwide, Inc. ...................................................        142,400          943,400
Superior Consultant Holdings (b) ..............................................         15,800          426,600
Technology Solutions Co. (b) ..................................................        256,825        2,038,548
TeleTech Holdings, Inc. (b) ...................................................         45,700          302,763
Transaction Systems Architects, Inc. (Class A) (b) ............................         82,735        2,683,716
                                                                                                   ------------
                                                                                                     39,275,216
                                                                                                   ------------
COMPUTER & OFFICE EQUIPMENT (2.2%)
Advanced Fibre Communication ..................................................         40,800          311,100
Affiliated Computer Services (b) ..............................................        113,005        4,322,441
                                                                                                   ------------
                                                                                                      4,633,541
                                                                                                   ------------
COMPUTER SOFTWARE & SYSTEMS (16.5%)
Acxiom Corp. ..................................................................         45,740        1,154,935
Aspen Technologies, Inc. (b) ..................................................        103,100          882,794
Black Box Corp. (b) ...........................................................         32,100        1,099,425
Cadence Design Systems, Inc. (b) ..............................................        181,166        2,457,063
Caliber Learning Network, Inc. ................................................         34,900          143,963
CBT Group PLC (ADR) ...........................................................        241,000        3,735,499
CheckFree Holdings Corp. (b) ..................................................         14,100          676,800
Clarify, Inc. (b) .............................................................         33,000          775,500
Complete Business Solutions, Inc. (b) .........................................         46,400        1,038,200
Computer Horizons Corp. (b) ...................................................         32,700          461,888
Compuware Corp. (b) ...........................................................         33,900          826,313
Edify Corp. (b) ...............................................................         41,000          384,375
Fair, Issac & Co., Inc. .......................................................         30,600        1,040,400
Gartner Group, Inc. ...........................................................         36,200          690,063
Harbinger Corp. (b) ...........................................................         90,950          994,766
Hyperion Solutions Corp. (b) ..................................................        101,300        1,532,162
IMRglobal Corp. (b) ...........................................................         84,500        1,457,625
Informatica Corp. (b) .........................................................            200            5,650
Intelligroup, Inc. (b) ........................................................          8,500           57,375
JDA Software Group, Inc. ......................................................         75,800          601,663
Keane, Inc. (b) ...............................................................          4,700          116,619
Mecon, Inc. (b) ...............................................................         37,100          224,919
MEDE America Corp. (b) ........................................................         11,900          309,400
Net Perceptions, Inc. (b) .....................................................            300            7,913
Network Solutions, Inc. (b) ...................................................         16,600        1,290,650
Novellus Systems, Inc. ........................................................          5,000          236,250
Peerless Systems Corp. (b) ....................................................         35,900          264,763
Saville Systems PLC (b) .......................................................         73,400          885,388
SCB Computer Technology, Inc. (b) .............................................         39,940          269,595
Security Dynamics Technologies, Inc. (b) ......................................        102,900        2,238,074
Sterling Software, Inc. (b) ...................................................         81,300        1,681,893
Summit Design, Inc. (b) .......................................................         87,700          298,728
SunGard Data Systems, Inc. (b) ................................................         63,952        2,042,466
Synopsys, Inc. (b) ............................................................         61,818        2,913,172
USinternetworking, Inc. (b) ...................................................          5,900          301,638
Vantive Corp. (b) .............................................................        114,600          916,800
Wind River Systems (b) ........................................................         68,600        1,029,000
Xionics Document Technology, Inc. (b) .........................................         73,100          274,125
                                                                                                   ------------
                                                                                                     35,317,852
                                                                                                   ------------
CONSTRUCTION SERVICES (0.2%)
Barnett, Inc. (b) .............................................................         37,035          356,462
                                                                                                   ------------
CONSUMER GOODS & SERVICES (0.6%)
Alternative Resources Corp. (b) ...............................................         63,970          431,798
Blyth Industries, Inc. (b) ....................................................         40,575          923,081
                                                                                                   ------------
                                                                                                      1,354,879
                                                                                                   ------------
ELECTRICAL EQUIPMENT (7.1%)
AFC Cable Systems, Inc. (b) ...................................................         25,600          844,800
Analog Devices, Inc. (b) ......................................................         69,040        2,425,029
Burr-Brown Corp. (b) ..........................................................         80,543        2,134,390
Credence Systems Corp. (b) ....................................................         34,600          888,788
Dupont Photomasks, Inc. (b) ...................................................         18,715          818,781
Etec Systems, Inc. (b) ........................................................         41,900        1,293,663
Kulicke & Soffa Industries, Inc. (b) ..........................................         99,400        2,273,774
Lattice Semiconductor Corp. (b) ...............................................         33,300        1,361,138
MKS Instruments, Inc. (b) .....................................................         11,100          151,238
Photronics, Inc. (b) ..........................................................         66,000        1,579,875
Sipex Corp. (b) ...............................................................         94,100        1,317,400
                                                                                                   ------------
                                                                                                     15,088,876
                                                                                                   ------------
ELECTRONICS (1.3%)
Belden, Inc. ..................................................................         42,045          809,366
Microchip Technology, Inc. (b) ................................................         17,382          608,370
PMC-Sierra, Inc. (b) ..........................................................         13,500        1,294,313
Valley Media, Inc. (b) ........................................................          4,200          105,525
                                                                                                   ------------
                                                                                                      2,817,574
                                                                                                   ------------
FINANCIAL SERVICES (3.5%)
BA Merchant Services, Inc. (Class A) (b) ......................................         41,700          852,244
Conning Corp. .................................................................         25,800          425,700
Fiserv, Inc. ..................................................................         21,275        1,245,917
NOVA Corp. (b) ................................................................         91,340        2,374,839
Paymentech, Inc. (b) ..........................................................         35,100          838,013
Professional Detailing, Inc. ..................................................          9,400          270,250
Waddell & Reed Financial (Class A) ............................................         65,800        1,484,613
                                                                                                   ------------
                                                                                                      7,491,576
                                                                                                   ------------
FOOD & BEVERAGE PRODUCTS (1.8%)
Buffets, Inc. (b) .............................................................        125,194        1,251,939
Del Monte Foods Co. (b) .......................................................         65,900          881,413
Robert Mondavi Corp. (Class A) ................................................         13,100          474,875
Tootsie Roll Industries, Inc. .................................................         27,922        1,157,009
                                                                                                   ------------
                                                                                                      3,765,236
                                                                                                   ------------
FUNERAL SERVICES (0.4%)
Service Corp. International ...................................................         44,608          925,616
                                                                                                   ------------
INSURANCE (0.6%)
Annuity And Life Re Holdings Ltd. (b) .........................................            800           15,800
Executive Risk, Inc. ..........................................................         18,700        1,341,725
                                                                                                   ------------
                                                                                                      1,357,525
                                                                                                   ------------
MEDICAL & HEALTH PRODUCTS (4.8%)
CYTYC Corp. (b) ...............................................................         69,000        1,349,813
Haemonetics Corp. (b) .........................................................         41,000          643,188
Henry Schein, Inc. ............................................................         24,000          628,500
IDEXX Laboratories, Inc. (b) ..................................................        210,600        4,764,824
NCS HealthCare Inc. (Class A) (b) .............................................         45,500          591,500
PSS World Medical, Inc. (b) ...................................................        105,900        1,032,525
Ventana Medical Systems .......................................................         47,400        1,155,375
                                                                                                   ------------
                                                                                                     10,165,725
                                                                                                   ------------
MEDICAL HEALTH TECHNOLOGIES & SERVICES (8.9%)
Amerisource Health Corp. (Class A) (b) ........................................         19,600          542,675
Apache Medical Systems, Inc. (b) ..............................................         20,100           26,381
Concentra Managed Care, Inc. (b) ..............................................        287,783        3,903,057
HCIA, Inc. (b) ................................................................         68,900          434,931
Hologic, Inc. (b) .............................................................         70,800          482,325
IDX Systems Corp. (b) .........................................................        123,700        2,010,125
IMPATH, Inc. (b) ..............................................................         31,100          777,500
IMS Health, Inc. ..............................................................         15,150          454,500
Mid Atlantic Medical Services, Inc. ...........................................        100,000          912,500
Orthodontic Centers Of America (b) ............................................         45,100          558,113
Quintiles Transnational Corp. (b) .............................................         82,248        3,336,196
Quorum Health Group Inc. (b) ..................................................         78,800          975,150
Steris Corp. (b) ..............................................................         34,200          607,050
Total Renal Care Holdings, Inc. (b) ...........................................        287,492        3,988,952
Valentis, Inc. (b) ............................................................          7,900           39,006
                                                                                                   ------------
                                                                                                     19,048,461
                                                                                                   ------------
NON RETAIL STORES (1.4%)
Micro Warehouse Inc. (b) ......................................................         66,180        1,120,924
Office Depot, Inc. (b) ........................................................         81,000        1,782,000
                                                                                                   ------------
                                                                                                      2,902,924
                                                                                                   ------------
OIL (0.4%)
Newfield Exploration Co. (b) ..................................................         31,200          838,500
                                                                                                   ------------
OIL SERVICES (2.8%)
Dril-Quip, Inc. (b) ...........................................................         19,600          477,750
Global Industries Ltd. (b) ....................................................        203,100        2,500,669
National-Oilwell, Inc. (b) ....................................................         41,400          538,200
Noble Drilling Corp. (b) ......................................................         80,500        1,579,813
Weatherford International, Inc. (b) ...........................................         27,270          923,771
                                                                                                   ------------
                                                                                                      6,020,203
                                                                                                   ------------
OTHER (0.7%)
Student Loan Corp. ............................................................         35,000        1,421,875
                                                                                                   ------------

PUBLISHING & PRINTING (1.9%)
Harte - Hanks, Inc. ...........................................................         31,900          805,475
Scholastic Corp. (b) ..........................................................         66,600        3,148,931
Ziff-Davis, Inc. (b) ..........................................................            400           14,100
                                                                                                   ------------
                                                                                                      3,968,506
                                                                                                   ------------
REAL ESTATE (0.3%)
Kilroy Realty Corp. ...........................................................         26,200          617,338
                                                                                                   ------------
RESTAURANTS LODGING & HOSPITALITY (2.9%)
Applebee's International, Inc. ................................................         44,145        1,139,493
Four Seasons Hotels, Inc. .....................................................         24,500        1,022,875
Landry's Seafood Restaurants ..................................................         69,100          561,438
Meristar Hospitality Corp. ....................................................         42,500          977,500
Morton's Restaurant Group, Inc. ...............................................          1,500           25,500
Papa John's International, Inc. ...............................................         13,200          530,475
Prime Hospitality Corp. (b) ...................................................         24,200          294,938
Sholodge, Inc. (b) ............................................................         13,600           62,900
Sonic Corp. (b) ...............................................................         44,827        1,260,758
Taco Cabana, Inc. (Class A) (b) ...............................................         36,320          367,740
                                                                                                   ------------
                                                                                                      6,243,617
                                                                                                   ------------
RETAIL STORES (4.2%)
BJ's Wholesale Club, Inc. (b) .................................................         46,400        1,232,500
CSK Auto Corp. (b) ............................................................         57,900        1,447,500
Duane Reade, Inc. (b) .........................................................          2,300           61,669
Fred Meyer, Inc. ..............................................................         16,670          902,264
Gymboree Corp. (b) ............................................................        125,600        1,303,100
Mazel Stores, Inc. (b) ........................................................         45,700          399,875
PetCo. Animal Supplies, Inc. (b) ..............................................        112,600        1,477,875
Regis Corp. ...................................................................         70,650        1,810,406
Stage Stores, Inc. ............................................................         58,900          379,169
                                                                                                   ------------
                                                                                                      9,014,358
                                                                                                   ------------
SHIPBUILDING (1.0%)
Newport News Shipbuilding, Inc. ...............................................         84,500        2,212,844
                                                                                                   ------------
SPECIAL PRODUCTS & SERVICES (1.5%)
Catalina Marketing Corp. (b) ..................................................         13,400        1,144,863
Input/Output, Inc. ............................................................         77,900          564,775
Learning Tree International, Inc. (b) .........................................        147,700        1,440,075
                                                                                                   ------------
                                                                                                      3,149,713
                                                                                                   ------------
TELECOMMUNICATIONS (9.8%)
Allegiance Telecom, Inc. ......................................................         14,000          644,000
American Tower Corp. ..........................................................         40,685          862,013
Aspect Telecommunications Corp. (b) ...........................................        144,200        1,149,094
Cable Design Technologies Corp. (b) ...........................................         84,447        1,256,149
Hyperion Telecommunication, Inc. ..............................................         49,300          616,250
Intermedia Communications, Inc. (b) ...........................................        176,800        5,690,749
International Telecommunication Data Systems, Inc. (b) ........................         14,400          162,900
Lightbridge, Inc. (b) .........................................................         42,000          328,125
Natural Microsystems Corp. (b) ................................................         35,600          182,450
Nextlink Communications, Inc. (b) .............................................         24,300        1,779,975
Pinnacle Holdings, Inc. (b) ...................................................         65,000        1,332,500
Proxim, Inc. (b) ..............................................................         39,800        1,532,300
Sportsline USA, Inc. ..........................................................         72,500        2,900,000
Transaction Network Services (b) ..............................................         67,800        1,813,650
V.I. Technologies, Inc. .......................................................         55,800          394,088
VDI Media (b) .................................................................         44,200          245,863
WorldGate Communications, Inc. (b) ............................................            200            5,700
                                                                                                   ------------
                                                                                                     20,895,806
                                                                                                   ------------
WATER/SEWER (0.4%)
Superior Services, Inc. (b) ...................................................         49,900          916,913
                                                                                                   ------------
TOTAL COMMON STOCKS (Cost $197,099,980) ......................................................      206,373,967
                                                                                                   ------------
                                                                                   PRINCIPAL
                                                                                     AMOUNT
                                                                                     ------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.1%)
Federal Home Loan Bank, Discount, 5/03/99 .....................................    $ 4,000,000        3,998,367
Federal Home Loan Bank, Discount, 5/14/99 .....................................      4,775,000        4,764,469
                                                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $8,762,836) ..........................................................................        8,762,836
                                                                                                   ------------
TOTAL INVESTMENTS (COST $205,862,816) (a) (100.7%) ...........................................      215,136,803
LIABILITIES IN EXCESS OF OTHER ASSETS (0.7%) .................................................       (1,389,433)
                                                                                                   ------------
TOTAL NET ASSETS (100.0%) ....................................................................     $213,747,370
                                                                                                   ============

---------------------------------------------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation ................. $44,605,051
            Unrealized depreciation ................. (37,398,713)
                                                      -----------
            Net unrealized appreciation ............. $ 7,206,338
                                                      ===========

(b) Non-income producing security.
(c) Percentages based on net assets of $213,747,370.

                      See notes to financial statements.


REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
                                                         FIXED          INTERNATIONAL       SMALL CAP
                                                         INCOME            EQUITY            EQUITY
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       ------------      ------------      ------------
ASSETS:
  Investments in securities, at value (cost
    $258,448,406, $190,719,692, and $205,862,816,
    respectively) ...............................      $255,826,868      $251,376,763      $215,136,803
  Cash ..........................................         1,513,016           153,734           136,939
  Receivable for investments sold ...............        26,247,526           577,027           145,550
  Interest receivable ...........................         2,232,844            15,410             5,858
  Variation margin receivable on futures contracts           67,031                --                --
  Unrealized appreciation on open forward foreign
    currency contracts ..........................                --           376,785                --
  Dividends receivable ..........................                --           572,078                --
  Unamortized organization expenses .............             9,770             8,779            23,208
                                                       ------------      ------------      ------------
Total Assets ....................................       285,897,055       253,080,576       215,448,358
                                                       ------------      ------------      ------------
LIABILITIES:
  Advisory fees payable .........................           121,709           152,112           715,084
  Investment manager fees payable ...............            71,381            81,681            55,692
  Payable for investments purchased .............        88,563,801           151,320           799,525
  Variation margin payable on futures contracts              73,125                --                --
  Unrealized depreciation on open forward
    foreign currency contracts ..................                --           769,342                --
  Accrued Liabilities ...........................            40,153           235,633           130,687
                                                       ------------      ------------      ------------
Total Liabilities ...............................        88,870,169         1,390,088         1,700,988
                                                       ------------      ------------      ------------
NET ASSETS:
  Applicable to investors' beneficial interest ..      $197,026,886      $251,690,488      $213,747,370
                                                       ============      ============      ============

                                   See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                                            FIXED         INTERNATIONAL      SMALL CAP
                                                            INCOME           EQUITY           EQUITY
                                                           PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                           ----------      -----------      -----------
INVESTMENT INCOME:
  Interest income ...................................      $5,460,041      $   100,242      $   204,389
  Dividend income (net of foreign withholding tax of
    $0, $263,468 and $0 respectively) ...............         871,570        1,547,169          144,621
                                                           ----------      -----------      -----------
Total Investment Income .............................       6,331,611        1,647,411          349,010
                                                           ----------      -----------      -----------
EXPENSES:
  Advisory fees and investment management fees ......         382,420          798,304          891,668
  Administration fees ...............................          45,527           55,438           50,663
  Fund accounting fees ..............................          19,800           24,660           19,800
  Custodian fees and expenses .......................          37,088          139,836           65,291
  Audit fees ........................................           8,820            8,820            8,820
  Amortization of organization expenses .............           6,660            6,840            3,960
  Legal fees ........................................          11,160           22,680           21,060
  Other expenses ....................................          14,940           25,837           19,440
                                                           ----------      -----------      -----------
  Total expenses ....................................         526,415        1,082,415        1,080,702
                                                           ----------      -----------      -----------
Net Investment Income (Loss) ........................       5,805,196          564,996        (731,692)
                                                           ----------      -----------      -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on:
  Investment transactions ...........................       (889,680)        5,038,119        8,405,468
  Foreign currency transactions .....................              --      (1,385,957)               --
  Futures ...........................................        (38,853)               --               --
  Net change in unrealized appreciation
    (depreciation) on investments ...................         282,056       44,401,487       14,414,897
  Net change in unrealized appreciation
    (depreciation) on futures contracts .............          76,007        (598,193)               --
                                                           ----------      -----------      -----------
  Net realized/unrealized gains (losses) on
    investments and foreign currency transactions ...       (570,470)       47,455,456       22,820,365
                                                           ----------      -----------      -----------
NET CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ........................................      $5,234,726      $48,020,452      $22,088,673
                                                           ==========      ===========      ===========

                                   See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
                                                                   FOR THE
                                                                  SIX MONTHS
                                                                     ENDED                 FOR THE
                                                                   APRIL 30,              YEAR ENDED
                                                                     1999                OCTOBER 31,
                                                                  (UNAUDITED)                1998
                                                                  ------------            ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ....................................      $  5,805,196            $  8,751,072
  Net realized gains (losses) on investment transactions,
    foreign currency transactions and futures ..............          (928,533)              4,450,864
  Net change in unrealized appreciation (depreciation) on
    investments, foreign currency and futures ..............           358,063              (4,437,928)
                                                                  ------------            ------------
Net increase in net assets resulting from operations .......         5,234,726               8,764,008
                                                                  ------------            ------------
CAPITAL SHARE TRANSACTIONS:
  Contributions ............................................        25,316,991              73,620,340
  Withdrawals ..............................................        (6,597,509)            (27,716,618)
                                                                  ------------            ------------
Net increase in net assets from capital share transactions .        18,719,482              45,903,722
                                                                  ------------            ------------
NET INCREASE IN NET ASSETS .................................        23,954,208              54,667,730
NET ASSETS:
  Beginning of period ......................................       173,072,678             118,404,948
                                                                  ------------            ------------
  End of period ............................................      $197,026,886            $173,072,678
                                                                  ============            ============

                                  See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
                                                                   FOR  THE
                                                                  SIX MONTHS
                                                                     ENDED                  FOR THE
                                                                   APRIL 30,               YEAR ENDED
                                                                     1999                 OCTOBER 31,
                                                                  (UNAUDITED)                 1998
                                                                  ------------            ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ....................................      $    564,996            $  1,809,383
  Net realized gains on investment transactions, foreign
    currency transactions and futures ......................         3,652,162               6,875,073
  Net change in unrealized appreciation (depreciation) on
    investments, foreign currency and futures ..............        43,803,294              (4,090,471)
                                                                  ------------            ------------
Net increase in net assets resulting from operations .......        48,020,452               4,593,985
                                                                  ------------            ------------
CAPITAL SHARE TRANSACTIONS:
  Contributions ............................................        21,133,012              80,542,039
  Withdrawals ..............................................       (23,200,338)            (86,527,737)
                                                                  ------------            ------------
Net change in net assets from capital share transactions ...        (2,067,326)             (5,985,698)
                                                                  ------------            ------------
NET CHANGE IN NET ASSETS ...................................        45,953,126              (1,391,713)
NET ASSETS:
  Beginning of period ......................................       205,737,362             207,129,075
                                                                  ------------            ------------
  End of period ............................................      $251,690,488            $205,737,362
                                                                  ============            ============

                                   See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
                                                                   FOR THE
                                                                  SIX MONTHS
                                                                     ENDED                  FOR THE
                                                                   APRIL 30,              YEAR ENDED
                                                                     1999                 OCTOBER 31,
                                                                  (UNAUDITED)                 1998
                                                                  ------------            ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss ......................................      $   (731,692)           $ (1,220,797)
  Net realized gains on investment transactions ............         8,405,468              23,431,405
  Net change in unrealized appreciation (depreciation) on
    investments ............................................        14,414,897             (33,590,706)
                                                                  ------------            ------------
Net change in net assets resulting from operations .........        22,088,673             (11,380,098)
                                                                  ------------            ------------
CAPITAL SHARE TRANSACTIONS:
  Contributions ............................................        34,465,152              55,600,547
  Withdrawals ..............................................       (29,323,849)            (71,442,897)
                                                                  ------------            ------------
Net change in net assets from capital share transactions ...         5,141,303             (15,842,350)
                                                                  ------------            ------------
NET CHANGE IN NET ASSETS ...................................        27,229,976             (27,222,448)
NET ASSETS:
  Beginning of period ......................................       186,517,394             213,739,842
                                                                  ------------            ------------
  End of period ............................................      $213,747,370            $186,517,394
                                                                  ============            ============
                                   See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999
(UNAUDITED) (CONTINUED)

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION. The Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (collectively the "Portfolios") are diversified series of the Republic Portfolios (the "Portfolio Trust"), an open-end management investment company, which currently has only these three series. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five periods, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage - backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five periods.

        The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADR's") and U.S. registered securities) and securities whose principal markets are outside of the United States.

        The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies").

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment manager to the Portfolios. BISYS Fund Services, Inc., ("BISYS") serves as administrator to the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    The value of each Portfolio's net assets is determined each day on which the New York Stock Exchange ("NYSE") is open for trading. Each Sub-Adviser (see Note 3) typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m. and the value of the Portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., however, if extraordinary events occur that are expected to affect the value of a Portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

        Equity securities are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market on the date of valuation.

        Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolios may be valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust.

        Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when assets are valued.

        Futures contracts are normally valued at the settlement price on the exchange on which they are traded.

        Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

    FOREIGN CURRENCY TRANSLATION:
    The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
    The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES:
    A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enter into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Fixed Income Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities it intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The summary of open financial futures contracts at April 30, 1999 is included in the Fixed Income Portfolio's Schedule of Open Futures Contracts which is included elsewhere in this report.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
    The Fixed Income Portfolio records when-issued or delayed delivery transactions on the trade date and maintains qualifying liquid assets having a value sufficient to make payment for securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may arise due to changes in the market of the underlying securities or if the counterparty does not perform under the contract.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and other distributions from the Portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, then certain dividends from foreign securities are recorded when the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Realized gains and losses on securities transactions are determined on the identified cost basis.

    EXPENSES ALLOCATION:
    Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    TAXES:
    Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its partners, and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolios will be taxed on its share of the Portfolios' ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

    Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each Portfolio incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight-line basis over a five period from the commencement of operations.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") serves as the Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers (defined below). For its services under the Investment Management Contract, the Manager is entitled to receive from the Portfolios, fees accrued daily and payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. Details of fees incurred are listed below.

        Fixed Income Portfolio ....................................  $ 182,105
        International Equity Portfolio ............................... 277,189
        Small Cap Equity Portfolio ................................... 253,314

    SUB-ADVISORY:
    Miller, Anderson & Sherrerd (the "Fixed Income Sub-Adviser") continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 in total when net assets exceed $95 million, up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

        Capital Guardian Trust Company (the "International Equity Sub-Adviser") continuously manages the investment portfolio of the International Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

        MFS Institutional Advisors, Inc. (the "Small Cap Equity Sub-Adviser") continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

        It is the responsibility of the Sub-Advisers not only to make investment decisions for their respective Portfolio, but also to place purchase and sale orders for the portfolio transactions of their respective Portfolio. For the six months ended April 30, 1999 the Sub-Advisory fees for each Portfolio were as follows:

        Fixed Income Portfolio ...................................... $182,105
        International Equity Portfolio ..............................  277,189
        Small Cap Equity Portfolio ..................................  253,314

    ADMINISTRATION:
    Pursuant to an administration agreement with the Portfolio Trust, BISYS Fund Services Ireland Ltd., ("BISYS") provides the Portfolios with general office facilities, and supervises the overall administration of the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations and arranges for the maintenance of books and records of the Portfolios. For those services, BISYS receives from each Portfolio, fees accrued daily and payable monthly, equal on an annual basis to 0.05% of the first $1 billion of a Portfolio's average daily assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.

    FUND ACCOUNTING:
    With effect from April 19, 1999 BISYS replaced Investors Bank and Trust Co., ("IBT") as fund accounting agent to the Portfolios. For its services to the Portfolio's, BISYS receives fees payable monthly equal on an annual basis to $40,000 for each of the Fixed Income Portfolio and Small Cap Equity Portfolio and $50,000 for the International Equity Portfolio

    TRUSTEES' FEES:
    The fees paid and out-of-pocket expenses reimbursed to the Trustees for the six months ended April 30, 1999 were as follows:

        Fixed Income Portfolio .........................................$  900
        International Equity Portfolio ................................. 1,800
        Small Cap Equity Portfolio ..................................... 1,800

    CUSTODY:
    Republic National Bank of New York Serves as custodian to the Fixed Income Portfolio and Small Cap Equity Portfolio. IBT serves as custodian to the International Equity Portfolio.

4. INVESTMENT TRANSACTIONS. During the six months ended April 30, 1999, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                PURCHASES            SALES
                                                ---------            -----
    Fixed Income Portfolio .............       $565,878,441       $545,040,046
    International Equity Portfolio .....         38,416,252         39,187,728
    Small Cap Equity Portfolio .........         68,668,622         62,712,998

5. CONCENTRATION OF RISK. The Fixed Income Portfolio conducts a high level of trading and invests a substantial portion of its assets in when -- issued federal agency securities, and therefore, it may be more affected by economic developments in these markets than would be a comparable fixed income mutual fund.

6. YEAR 2000. The services provided to the Portfolios by its various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Portfolios have been advised that their service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Portfolios' service providers have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 problem.

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
                                        FOR THE
                                       SIX MONTHS                                               FOR THE PERIOD
                                         ENDED                                                 JANUARY 9, 1995
                                       APRIL 30,         FOR THE YEAR ENDED OCTOBER 31,         (COMMENCEMENT
                                          1999        -------------------------------------   OF OPERATIONS) TO
                                      (UNAUDITED)        1998         1997         1996        OCTOBER 31, 1995
                                    ----------------  -----------  -----------  -----------  --------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (000) ........................       $197,027        $173,073     $118,405      $64,178          $30,023
  Ratio of expenses
    to average net assets ........          0.55%(b)        0.62%        0.57%        0.67%            0.46%(b)
  Ratio of net investment income
    to average net assets ........          6.02%(b)        6.03%        6.17%        5.66%            6.04%(b)
  Ratio of expenses to average net
    assets (a) ...................          0.55%(b)        0.62%        0.77%        0.90%            1.00%(b)
  Ratio of net investment income
    to average net assets (a) ....          6.02%(b)        6.03%        5.97%        5.43%            5.51%(b)
  Portfolio turnover .............        218.37%         126.40%      349.00%      152.00%          100.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                        FOR THE
                                       SIX MONTHS                                               FOR THE PERIOD
                                         ENDED                                                 JANUARY 9, 1995
                                       APRIL 30,         FOR THE YEAR ENDED OCTOBER 31,         (COMMENCEMENT
                                          1999        -------------------------------------   OF OPERATIONS) TO
                                      (UNAUDITED)        1998         1997         1996        OCTOBER 31, 1995
                                    ----------------  -----------  -----------  -----------  --------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)        $251,690        $205,737     $207,129     $135,239          $39,929
  Ratio of expenses to average net
    assets .......................          0.97%(b)        0.97%        0.76%        0.83%            0.64%(b)
  Ratio of net investment income
    to average net assets ........          0.33%(b)        0.80%        1.21%        1.14%            1.55%(b)
  Ratio of expenses to average net
    assets (a) ...................          0.97%(b)        0.97%        1.01%        1.10%            1.39%(b)
  Ratio of net investment income
    to average net assets (a) ....          0.33%(b)        0.80%        0.96%        0.87%            0.80%(b)
  Portfolio turnover .............         16.26%          40.47%       30.00%       23.30%            3.07%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
                                  FOR THE
                                 SIX MONTHS                                              FOR THE PERIOD
                                   ENDED                                                SEPTEMBER 3, 1996
                                 APRIL 30,         FOR THE YEAR ENDED OCTOBER 31,       (COMMENCEMENT OF
                                    1999        ------------------------------------     OPERATIONS) TO
                                (UNAUDITED)           1998               1997           OCTOBER 31, 1996
                              ----------------  -----------------  -----------------  ---------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
    (000) ..................       $213,747              $186,517           $213,740          $119,901
  Ratio of expenses to
    average net assets......          1.06%(b)              1.03%              0.84%             0.82%(b)
  Ratio of net investment
    loss to average net
    assets .................        (0.72)%(b)            (0.57)%            (0.33)%           (0.11)%(b)
  Ratio of expenses
    to average net assets (a)         1.06%(b)              1.06%              1.09%             1.10%(b)
  Ratio of net investment
    loss to average net
    assets (a) .............        (0.72)%(b)            (0.60)%            (0.58)%           (0.39)%(b)
  Portfolio turnover .......         30.85%               154.69%             92.18%            50.55%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
REPUBLIC EQUITY FUND
REPUBLIC FIXED INCOME FUND
REPUBLIC INTERNATIONAL EQUITY FUND
REPUBLIC SMALL CAP EQUITY FUND

REPUBLIC FAMILY OF FUNDS:                   SUB-ADVISERS
CUSTOMER SERVICE                              REPUBLIC EQUITY FUND
   Republic National Bank of New York         Alliance Capital Management, L.P.
   452 Fifth Avenue                           1345 Avenue of the Americas
   New York, NY 10018                         New York, NY 10105
  (888) 525-5757 (Toll Free)
                                              Brinson Partners, Inc.
INVESTMENT ADVISER AND CUSTODIAN              209 South LaSalle Street
Republic National Bank of New York            Chicago, IL 60604
452 Fifth Avenue
New York, NY 10018                            REPUBLIC FIXED INCOME FUND
                                              Miller Anderson & Sherrerd
ADMINISTRATOR, TRANSFER AGENT,                One Tower Bridge
DISTRIBUTOR AND SPONSOR                       West Conshohocken, PA 19428
BISYS Fund Services
3435 Stelzer Road                             REPUBLIC INTERNATIONAL EQUITY FUND
Columbus, OH 43219                            Capital Guardian Trust Company
(614) 470-8000                                11100 Santa Monica Boulevard
                                              Los Angeles, CA 90025
CUSTODIAN
Investors Bank & Trust Company                REPUBLIC SMALL CAP EQUITY FUND
200 Clarendon Street -- 16th Floor            MFS Institutional Advisors, Inc.
Boston, MA 02116                              500 Boylston Street
                                              Boston, MA 02116
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street N.W.
Washington, D.C. 20006